UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Semi-Annual Report March 31, 2016

Share Class / Ticker Symbol
	Class A	Class C	Class R3	Class I

Nuveen Preferred Securities Fund	NPSAX	NPSCX	NPSTX	NPSRX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The financial markets saw an increase in volatility over the past year. Global economic growth has continued to look fragile, led by China’s ongoing slowdown and stagnant growth in Europe and Japan. By contrast, the U.S. economy’s modest recovery stayed on pace. However, concerns about downside risks to U.S. economic growth were heightened in early 2016 amid a weak global growth outlook and churning stock markets. In addition to the challenging economic backdrop, the persistent decline of oil prices and a rally in the U.S. dollar dampened U.S. corporate earnings growth, further contributing to an uncertain outlook.

For most of 2015, the U.S. Federal Reserve postponed the first increase to its main policy interest rate, which tended to boost risky assets and weigh on longer-term bond yields at points throughout the year. However, volatility rose in the late spring amid Greece’s turbulent negotiations with its European Union creditors. China’s stock market declined amid worries about its decelerating economy and a loss of confidence in its policy makers. Conditions turned more favorable in the fall, as the Fed delayed its rate hike again in October, the European Central Bank appeared poised for further easing and China administered another round of stimulus measures. By the time the Fed announced the rate hike in December, the move was widely expected and had very little market impact.

Although volatility spiked in early 2016, conditions have generally improved since mid-February 2016. Global growth expectations remain subdued, but investors have gained more confidence that the Fed’s interest rate increases will be gradual, oil prices appear more stable, the U.S. dollar has weakened and the U.S. economy continues to look fairly resilient. Consumer spending, which represents roughly two-thirds of the economy, continues to be supported by the meaningful improvement in the labor market, wage growth and cheaper gas prices.

The global markets may continue seeing bouts of market turbulence this year. While short-term volatility can be uncomfortable for investors, these periods can also provide opportunities. The experienced investment professionals working for you at Nuveen continue to seek upside potential and manage downside risks, whether markets are rising or falling. We also encourage you to contact your financial advisor, who can help you develop a plan to weather short-term price swings, while remaining consistent with your investment goals, time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Preferred Securities Fund

The Nuveen Preferred Securities Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team. Here Doug and Brenda discuss the Fund’s key investment strategies and performance for the six-month reporting period ended March 31, 2016.

How did the Fund perform during the six-month reporting period ended March 31, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the six-month, one-year, five-year and since inception periods ended March 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the old and new Custom Benchmark Index, the BofA/Merrill Lynch U.S. All Capital Securities Index and the BofA/Merrill Lynch Fixed Rate Preferred Securities Index but outperformed the Lipper classification average.

Effective January 31, 2016, the primary benchmark changed to the BofA/Merrill Lynch U.S. All Capital Securities Index from the BofA/Merrill Lynch Fixed Rate Preferred Securities Index and the Custom Benchmark Index changed to 60% BofA/Merrill Lynch U.S. All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Index. Previously, the custom benchmark was comprised of 65% BofA/Merrill Lynch U.S. Preferred Stock Fixed Rate Index and 35% Barclays USD Capital Securities Index. The change in benchmarks were necessary to better reflect the investible universe for the Fund which notably now includes below investment grade securities and contingent capital securities (which carry elevated risks; please see below, including the Glossary of Terms starting on page 36). Neither of these two categories was captured in the previous composition of the Custom Benchmark Index. The returns of the new and previous benchmark indexes have been linked for accurate historical relative performance. Discussions of the Fund’s relative overweight and underweight are versus positions within the new Custom Benchmark Index unless otherwise noted. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2016 and how did these strategies influence performance?

The Fund seeks to provide a high level of current income and total return with at least an 80% allocation to preferred and hybrid securities. The Fund intends to invest at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund normally invests at least 50% of its net assets in investment grade rated securities. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities.

Our investment process begins with identifying the investable universe of preferred securities. We then narrow the universe and focus on the highly regulated industries such as banking, utility and insurance, and we subsequently analyze each sector’s relative value profile. We perform quantitative analysis at the individual security level to help identify the most compelling structures for each issuer. We regularly evaluate performance via attribution analysis to develop an understanding of the variables that drove returns during any given measurement period. While the Fund did post positive absolute returns for the six-month reporting period ended

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

March 31, 2016, it underperformed both Custom Benchmark Indexes, the BofA/Merrill Lynch Fixed Rate Preferred Securities Index and the BofA/Merrill Lynch U.S. All Capital Securities Index. There were several broad investment themes running within the Fund, including an overweight to $1,000 denominated securities, an overweight to fixed-to-floating rate coupon structures to position defensively against a rising interest rate environment, an underweight to contingent capital securities (CoCos), and finally an overweight to the insurance and industrial subsectors with corresponding underweights to the bank, utility, and real estate investment trust (REIT) subsectors.

With the $25 par retail side of the preferred/hybrid market again outperforming the $1,000 par institutional side, our overweight to $1,000 par structures detracted from the Fund’s relative performance during the reporting period. While the Fund’s overweight position versus the new Custom Benchmark Index as of March 31, 2016 was approximately 2.5%, it was much greater compared to the previous Custom Benchmark Index. As a result, for four months out of the six month reporting period, the Fund had a much greater relative overweight to $1,000 par securities versus its Custom Benchmark Index. The overweight to $1,000 par securities was the result of both relative value and our effort to position the Fund defensively against duration and duration extension risk.

During the reporting period, we continued to find the $1,000 par universe cheaper than the retail $25 par market. As of March 31, 2016, the primarily $25 par BofA/Merrill Lynch Core Plus Fixed Rate Preferred Securities Index had an average option adjusted spread (OAS) of just 131 basis points, while the comparable $1,000 par BofA/Merrill Lynch U.S. All Capital Securities Index had an average OAS of 307 basis points. During the reporting period, the $25 par average OAS actually decreased about 36 basis points while the $1,000 par average OAS moved wider by about 34 basis points. In our opinion, retail investors continued to drive $25 par valuations to ever richer levels as they sought income in this prolonged low interest rate environment. Unfortunately, and in our opinion, this search for income has now driven $25 par valuations to practically unsustainable levels, possibly setting the stage for a correction in the near future.

In addition, the universe of fixed-to-floating rate securities is much larger on the $1,000 par side of the market as institutional investors were early adopters of this structure. We have sought to position the Fund’s portfolio more defensively against rising interest rates by allocating to these securities, which all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to traditional fixed rate coupon preferred/hybrid securities. As of March 31, 2016, the portfolio had approximately 80% of its assets in fixed-to-floating rate or floating rate structures, far greater than the 35% found in the Custom Benchmark Index.

Consistent with our intent to lower the Fund’s duration profile, we also favored non-call five-year structures versus non-call ten-year structures. Unfortunately, during the reporting period, investors became increasingly complacent regarding interest rate risk. Investor appetite for income and decreasing angst concerning interest rate risk prompted them to assume increasing amounts of duration in an effort to maximize income. As a result, the lower duration non-call five-year structures that we favored in the Fund underperformed longer duration structures, thus detracting from the Fund’s relative performance. Relative demand was so strong for non-call ten-year structures that the credit curve between non-call five-year and non-call ten-year structures was inverted by over 40 basis points as of the end of the reporting period.

During the reporting period, the Fund continued to own U.S. dollar denominated contingent capital securities (CoCos) of non-U.S. domiciled issuers. CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. Such an automatic write-down or conversion could give a particular CoCo the risks equivalent to, or even greater than, those of the same issuer’s common stock. We focused our CoCo investments in securities of the better capitalized European banks, and those European banks that had fully, or nearly, met their Additional Tier 1 CoCo issuance needs. As of the end of the reporting period, the Fund had allocated approximately 18% to CoCo securities that are from non-U.S. issuers, which was a meaningful underweight versus the 40% CoCo exposure within the new Custom Benchmark Index (which sharply contrasts with the 0% allocation to CoCos of the previous Custom Benchmark Index). We anticipate that over the next two to three years, the CoCo subcategory may come to represent close to 40% of the global preferred/hybrid universe. During the reporting period, the CoCo subcategory of the preferred/hybrid market performed generally in-line with non-CoCo categories. The BofA/Merrill Lynch Contingent Capital Index posted six month returns of 1.04% for the reporting period ended March 31, 2016.

6	Nuveen Investments

The Fund held a meaningful overweight to the insurance and industrial subsectors versus the new Custom Benchmark Index, with an offsetting underweight to the bank, utility, and real estate investment trust (REIT) subsectors. With respect to the overweight in insurance names, this was intended to capitalize on what has been, and is expected to be, light or negligible new issue flow out of the insurance sector for the foreseeable future. The insurance sector in general is over-capitalized and in little need of additional capital. As with previous reporting periods, we observed little new issue flow out of the insurance sector, while new issue flow out of other sectors was material. On the other hand, the overweight to the industrial sector quarter-over-quarter was due primarily to a lower weighting in the new Custom Benchmark Index and not from an active re-allocation by the portfolio management team.

On a final note, the Fund invested in a forward interest rate swap contract to reduce the duration of its preferred stock portfolio. During the reporting period, interest rates generally declined, thus negatively impacting the value of the swap. As a result, the swap position detracted from performance.

Nuveen Investments	7

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2016, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Preferred Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	1.77%	1.39%	7.17%	5.80%
Class A Shares at maximum Offering Price	(3.07)%	(3.44)%	6.13%	5.24%
BofA/Merrill Lynch U.S. All Capital Securities Index	3.09%	3.10%	N/A	N/A
BofA/Merrill Lynch Fixed Rate Preferred Securities Index	5.12%	5.72%	6.78%	2.90%
Custom Benchmark Index (New Comparative Index)	3.05%	2.85%	6.52%	3.85%
Custom Benchmark Index (Old Comparative Index)	4.15%	3.95%	6.74%	3.97%
Lipper Flexible Income Funds Classification Average	1.48%	0.45%	4.98%	5.03%

Class C Shares	1.39%	0.68%	6.38%	5.03%
Class R3 Shares	1.65%	1.17%	6.90%	9.53%
Class I Shares	1.89%	1.64%	7.44%	6.07%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/19/06. Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.06%	1.81%	1.31%	0.81%

10	Nuveen Investments

Yields as of March 31, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Preferred Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	5.37%	4.87%	5.38%	5.88%
SEC 30-Day Yield – Subsidized	5.03%	4.55%	4.89%	5.56%
SEC 30-Day Yield – Unsubsidized	5.03%	4.55%	4.89%	5.56%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	11

Holding

Summaries as of March 31, 2016

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.1 Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Preferred Securities Fund

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	27.7%
Corporate Bonds	0.8%
$1000 Par (or similar) Institutional Preferred	68.4%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Top Five Issuers

(% of net assets)

Wells Fargo & Company	4.1%
Citigroup Inc.	3.6%
Morgan Stanley	3.2%
General Electric Company	3.2%
Barclays Bank PLC	3.1%

Portfolio Composition

(% of net assets)

Banks	36.0%
Insurance	23.7%
U.S. Agency	8.0%
Diversified Financial Services	6.2%
Capital Markets	6.1%
Food Products	3.9%
Industrial Conglomerates	3.2%
Other	9.8%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Credit Quality

(% of total long-term
investments)2

AA	3.3%
A	2.9%
BBB	50.2%
BB or Lower	39.7%
N/R (not rated)	3.9%
Total	100%

1	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.

2	Excluding investments in derivatives.

12	Nuveen Investments

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2016.

The beginning of the period is October 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Preferred Securities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.70	$1,013.90	$1,016.50	$1,018.90
Expenses Incurred During the Period	$5.35	$9.11	$6.60	$4.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.70	$1,015.95	$1,018.45	$1,020.95
Expenses Incurred During the Period	$5.35	$9.12	$6.61	$4.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.06%, 1.81%, 1.31% and 0.81% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	13

Nuveen Preferred Securities Fund

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 96.9%

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 27.7%

	Banks – 5.0%

147,753	Citigroup Inc.	8.125%	BB+	$4,166,635

615,317	Citigroup Inc.	7.125%	BB+	16,816,614

91,310	Citigroup Inc.	6.875%	BB+	2,498,242

508,667	Countrywide Capital Trust III	7.000%	BBB–	13,098,175

274,988	Fifth Third Bancorp.	6.625%	Baa3	7,996,651

200,000	Merrill Lynch Capital Trust II	6.450%	BBB–	5,158,000

106,023	PNC Financial Services	6.125%	Baa2	3,087,390

209,727	Private Bancorp Incorporated	7.125%	N/R	5,620,684

121,670	Regions Financial Corporation	6.375%	BB	3,157,336

696,515	Regions Financial Corporation	6.375%	BB	18,847,696

99,491	Texas Capital Bancshares Inc.	6.500%	Ba2	2,339,033

70,000	U.S. Bancorp.	6.500%	A3	2,059,400

339,559	Wells Fargo & Company	6.625%	BBB	9,959,265

359,254	Zions Bancorporation	6.300%	BB–	9,250,790
	Total Banks			104,055,911

	Capital Markets – 2.8%

261,500	Goldman Sachs Group, Inc.	5.500%	Ba1	6,537,500

1,174,913	Morgan Stanley	7.125%	Ba1	33,426,275

553,580	Morgan Stanley	6.875%	Ba1	15,024,161

115,000	Morgan Stanley Capital Trust IV	6.250%	Baa3	2,941,700
	Total Capital Markets			57,929,636

	Consumer Finance – 0.8%

90,900	Capital One Financial Corporation	6.700%	Baa3	2,468,844

359,243	Discover Financial Services	6.500%	BB–	9,573,826

230,200	GMAC Capital Trust I	8.125%	B+	5,642,202
	Total Consumer Finance			17,684,872

	Diversified Financial Services – 0.2%

152,500	KKR Financial Holdings LLC	7.375%	BBB	4,102,250

	Diversified Telecommunication Services – 0.3%

202,380	Verizon Communications Inc.	5.900%	A–	5,474,379

	Electric Utilities – 0.2%

143,000	Entergy Arkansas Inc., (3)	6.450%	Baa3	3,583,937

52,325	SCE Trust V	5.450%	Baa1	1,394,461
	Total Electric Utilities			4,978,398

14	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value

	Food Products – 2.6%

506,287	CHS Inc.	7.875%	N/R	$14,494,997

10,842	CHS Inc.	7.500%	N/R	301,733

642,062	CHS Inc.	7.100%	N/R	17,778,697

470,500	CHS Inc.	6.750%	N/R	12,501,185

53,000	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	5,608,062

47,605	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	4,873,562
	Total Food Products			55,558,236

	Insurance – 8.1%

113,570	Aegon N.V	8.000%	Baa1	3,065,254

220,922	American Financial Group	6.000%	Baa2	5,611,419

353,320	Arch Capital Group Limited	6.750%	BBB+	9,401,845

93,825	Aspen Insurance Holdings Limited	7.250%	BBB–	2,476,980

1,221,542	Aspen Insurance Holdings Limited	5.950%	BBB–	32,260,924

412,627	Axis Capital Holdings Limited	6.875%	BBB	10,678,787

142,461	Delphi Financial Group, Inc., (3)	7.376%	BB+	3,485,850

346,781	Endurance Specialty Holdings Limited	7.500%	BBB–	8,853,319

187,876	Hartford Financial Services Group Inc.	7.875%	BBB–	5,865,489

999,088	Kemper Corporation	7.375%	Ba1	26,725,604

904,315	Maiden Holdings Limited	8.250%	BB	23,548,363

48,610	Maiden Holdings NA Limited	8.000%	BBB–	1,263,860

470,218	Maiden Holdings NA Limited	7.750%	BBB–	12,771,121

617,500	Reinsurance Group of America Inc.	6.200%	BBB	17,524,650

201,165	Torchmark Corporation, (3), (WI/DD)	6.125%	BBB+	5,177,987
	Total Insurance			168,711,452

	Oil, Gas & Consumable Fuels – 0.5%

508,295	Nustar Logistics Limited Partnership	7.625%	Ba2	11,487,467

	Real Estate Investment Trust – 0.3%

206,561	Wells Fargo REIT	6.375%	BBB+	5,562,688

	U.S. Agency – 6.9%

325,200	AgriBank FCB, (3)	6.875%	BBB+	34,471,200

420,650	Cobank Agricultural Credit Bank, (3)	6.250%	BBB+	43,011,462

136,336	Cobank Agricultural Credit Bank, (3)	6.200%	BBB+	13,859,413

303,810	Farm Credit Bank of Texas, (3)	6.750%	Baa1	32,640,587

405,287	Federal Agricultural Mortgage Corporation	6.875%	N/R	10,638,784

400,000	Federal Agricultural Mortgage Corporation	6.000%	N/R	10,620,000
	Total U.S. Agency			145,241,446
	Total $25 Par (or similar) Retail Preferred (cost $549,442,569)			580,786,735

Nuveen Investments	15

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.8%

	Insurance – 0.8%

$1,700	Fairfax Financial Holdings Ltd	7.750%	7/15/37	BBB–	$1,949,169

8,000	Genworth Holdings Inc.	4.800%	2/15/24	Ba3	5,860,000

1,358	Nationwide Mutual Insurance Company, 144A	9.375%	8/15/39	A–	2,002,490

5,432	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	6,882,013
$16,490	Total Corporate Bonds (cost $17,006,954)				16,693,672

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 68.4%

	Banks – 31.0%

6,000	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (4)	BB	$6,167,700

4,600	Banco Santander SA, Reg S	6.375%	N/A (4)	Ba1	4,114,226

2,184	Bank of America Corporation	8.125%	N/A (4)	BB+	2,151,240

17,239	Bank of America Corporation	8.000%	N/A (4)	BB+	16,872,671

20,302	Bank of America Corporation	6.500%	N/A (4)	BB+	20,955,724

7,580	Bank of America Corporation	6.300%	N/A (4)	BB+	7,825,592

17,545	Bank of America Corporation	6.250%	N/A (4)	BB+	17,194,100

6,149	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	7,816,449

57,625	Barclays PLC	8.250%	N/A (4)	BB+	57,508,021

3,955	Citigroup Capital III	7.625%	12/01/36	BBB–	4,892,770

22,330	Citigroup Inc.	6.250%	N/A (4)	BB+	22,385,155

3,250	Citigroup Inc.	5.800%	N/A (4)	BB+	3,108,625

22,095	Citigroup Inc.	5.875%	N/A (4)	BB+	21,349,294

25,675	Citizens Financial Group Inc., 144A	5.500%	N/A (4)	BB+	24,391,250

12,235	Commerzbank AG, 144A	8.125%	9/19/23	BBB	13,812,703

1,275	Credit Agricole S.A., 144A	8.125%	N/A (4)	BB+	1,271,915

9,400	Credit Agricole S.A., 144A	6.625%	N/A (4)	BB+	8,833,744

9,048	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (4)	Baa1	13,345,800

7,975	HSBC Holdings PLC	6.375%	N/A (4)	BBB	7,406,781

11,850	HSBC Holdings PLC	6.375%	N/A (4)	BBB	11,198,250

21,555	ING Groep N.V.	6.500%	N/A (4)	Ba1	19,749,769

33,640	Intesa Sanpaolo SpA, 144A	7.700%	N/A (4)	Ba3	30,906,750

32,080	JP Morgan Chase & Company	6.750%	N/A (4)	BBB–	35,223,840

27,980	JP Morgan Chase & Company	5.300%	N/A (4)	BBB–	28,049,950

57,096	Lloyd’s Banking Group PLC	7.500%	N/A (4)	BB+	56,519,330

3,410	M&T Bank Corporation	6.450%	N/A (4)	Baa2	3,657,225

10,310	Nordea Bank AB, 144A	6.125%	N/A (4)	BBB	9,820,275

13,673	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	14,953,476

16	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

7,132	Royal Bank of Scotland Group PLC	7.648%	N/A (4)	BB	$8,344,440

32,993	Royal Bank of Scotland Group PLC	7.500%	N/A (4)	BB–	30,683,490

35,500	Societe Generale, 144A	7.875%	N/A (4)	BB+	33,102,650

8,460	Standard Chartered PLC, 144A	6.500%	N/A (4)	BBB–	7,399,192

9,785	SunTrust Bank Inc.	5.625%	N/A (4)	Baa3	9,687,150

5,800	Swedbank AB, Reg S	5.500%	N/A (4)	BBB	5,684,000

795	U.S. Bancorp.	5.125%	N/A (4)	A3	813,881

32,257	Wells Fargo & Company	7.980%	N/A (4)	BBB	33,382,769

34,540	Wells Fargo & Company	5.875%	N/A (4)	BBB	36,881,812

11,281	Zions Bancorporation	7.200%	N/A (4)	BB–	11,534,823
	Total Banks				648,996,832

	Capital Markets – 6.1%

11,775	Bank of New York Mellon Corporation	4.950%	N/A (4)	Baa1	11,760,281

29,227	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB+	28,744,755

43,623	Goldman Sachs Group Inc.	5.375%	N/A (4)	Ba1	42,205,253

15,990	Morgan Stanley	5.550%	N/A (4)	Ba1	15,762,143

4,150	State Street Corporation	5.250%	N/A (4)	Baa1	4,202,290

24,790	UBS Group AG, Reg S	7.125%	N/A (4)	BB+	25,509,951
	Total Capital Markets				128,184,673

	Consumer Finance – 2.0%

11,543	American Express Company	5.200%	N/A (4)	Baa2	10,965,850

8,095	American Express Company	4.900%	N/A (4)	Baa2	7,265,263

23,955	Capital One Financial Corporation	5.500%	N/A (4)	Baa3	23,955,000
	Total Consumer Finance				42,186,113

	Diversified Financial Services – 6.0%

29,950	Agstar Financial Services Inc., 144A	6.750%	N/A (4)	BB	33,253,859

9,115	BNP Paribas, 144A	7.625%	N/A (4)	BBB–	9,160,575

12,300	BNP Paribas, 144A	7.195%	N/A (4)	BBB	13,284,000

15,012	BNP Paribas, 144A	7.375%	N/A (4)	BBB–	14,524,110

9,000	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (4)	A+	8,910,000

32,858	Rabobank Nederland, 144A	11.000%	N/A (4)	Baa2	39,426,314

7,605	Voya Financial Inc.	5.650%	5/15/53	Baa3	7,072,650
	Total Diversified Financial Services				125,631,508

	Food Products – 1.2%

7,614	Land O’ Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	7,994,700

17,075	Land O’ Lakes Incorporated, 144A	8.000%	N/A (4)	BB	17,587,250
	Total Food Products				25,581,950

Nuveen Investments	17

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 0.1%

2,450	Electricite de France, 144A	5.250%	N/A (4)	Baa1	$2,241,750

	Industrial Conglomerates – 3.2%

64,593	General Electric Company	5.000%	N/A (4)	AA–	66,530,790

	Insurance – 14.8%

6,440	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (4)	N/R	6,913,501

12,835	Aviva PLC, 144A	8.250%	N/A (4)	BBB	13,969,550

3,253	AXA SA	8.600%	12/15/30	A3	4,277,695

7,714	Catlin Insurance Company Limited, 144A	7.249%	N/A (4)	BBB+	5,341,945

5,220	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (4)	A	5,722,425

6,200	CNP Assurances, Reg S	7.500%	N/A (4)	BBB+	6,733,212

78,638	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	53,473,840

3,893	Friends Life Group PLC, Reg S	7.875%	N/A (4)	A–	4,285,235

4,743	La Mondiale SAM, Reg S	7.625%	N/A (4)	BBB	4,950,506

13,076	MetLife Capital Trust X, 144A	9.250%	5/15/38	BBB	17,734,325

10,270	MetLife Inc.	5.250%	N/A (4)	BBB	9,814,269

2,645	Principal Financial Group	4.700%	5/15/55	Baa2	2,561,683

16,095	Provident Financing Trust I	7.405%	3/15/38	Baa3	18,484,351

3,390	Prudential Financial Inc.	5.200%	3/15/44	BBB+	3,267,723

8,900	Prudential Financial Inc.	5.875%	9/15/42	BBB+	9,300,500

30,028	QBE Cap Funding III Limited, 144A	7.250%	5/24/41	BBB	32,430,240

21,702	QBE Insurance Group Limited, Reg S	6.750%	12/2/44	BBB	22,548,378

51,015	Sirius International Group Limited, 144A	7.506%	N/A (4)	BBB–	50,377,313

38,324	Symetra Financial Corporation, 144A	8.300%	10/15/37	Baa2	38,324,000
	Total Insurance				310,510,691

	Machinery – 0.5%

8,968	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	9,416,400

	Metals & Mining – 0.9%

17,775	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	17,930,531

	Real Estate Investment Trust – 1.5%

24,796	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (4)	Ba1	30,995,000

	U.S. Agency – 1.1%

18,350	Farm Credit Bank of Texas	10.000%	N/A (4)	Baa1	22,971,906
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,442,309,154)				1,431,178,144
	Total Long-Term Investments (cost $2,008,758,677)				2,028,658,551

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.3%

	REPURCHASE AGREEMENTS – 2.3%

$49,109	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/16, repurchase price $49,108,724, collateralized by $49,050,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $50,092,313	0.030%	4/01/16	$49,108,683
	Total Short-Term Investments (cost $49,108,683)			49,108,683
	Total Investments (cost $2,057,867,360) – 99.2%			2,077,767,234
	Other Assets Less Liabilities – 0.8% (5)			15,722,265
	Net Assets – 100%			$2,093,489,499

Investments in Derivatives as of March 31, 2016

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (6)	Termination Date	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	$80,000,000	Receive	3-Month USD- LIBOR-ICE	2.474%	Semi-annual	7/13/16	7/13/21	$(154,343)	$(4,820,262)
*	Citigroup Global Market Inc. is the clearing broker for this transaction.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(6)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(WI/DD)	Investment or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of

Assets and Liabilities	March 31, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $2,008,758,677)	$2,028,658,551
Short-term investments, at value (cost approximates value)	49,108,683
Cash	891,347
Cash collateral at broker (1)	2,090,162
Receivable for:
Dividends	3,604,825
Interest	20,803,600
Investments sold	3,098,403
Reclaims	41,668
Shares sold	13,100,406
Other assets	99,988
Total assets	2,121,497,633
Liabilities
Payable for:
Dividends	2,321,240
Investments purchased	15,567,661
Shares redeemed	7,825,741
Variation margin on swap contracts	154,343
Accrued expenses:
Management fees	1,172,528
Trustees fees	63,109
12b-1 distribution and service fees	283,009
Other	620,503
Total liabilities	28,008,134
Net assets	$2,093,489,499
Class A Shares
Net assets	$435,113,587
Shares outstanding	26,193,786
Net asset value (“NAV”) per share	$16.61
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$17.44
Class C Shares
Net assets	$228,099,727
Shares outstanding	13,719,486
NAV and offering price per share	$16.63
Class R3 Shares
Net assets	$1,544,943
Shares outstanding	92,339
NAV and offering price per share	$16.73
Class I Shares
Net assets	$1,428,731,242
Shares outstanding	85,977,655
NAV and offering price per share	$16.62
Net assets consist of:
Capital paid-in	$2,079,535,526
Undistributed (Over-distribution of) net investment income	(262,081)
Accumulated net realized gain (loss)	(863,558)
Net unrealized appreciation (depreciation)	15,079,612
Net assets	$2,093,489,499
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of

Operations	Six Months Ended March 31, 2016 (Unaudited)

Investment Income
Dividends (net of tax withheld of $47,465)	$21,202,060
Interest	40,955,171
Total investment income	62,157,231
Expenses
Management fees	6,320,473
12b-1 service fees – Class A Shares	557,437
12b-1 distribution and service fees – Class C Shares	1,088,970
12b-1 distribution and service fees – Class R3 Shares	6,748
Shareholder servicing agent fees	874,631
Custodian fees	89,670
Trustees fees	24,894
Professional fees	52,858
Shareholder reporting expenses	93,423
Federal and state registration fees	101,000
Other	20,851
Total expenses	9,230,955
Net investment income (loss)	52,926,276
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(269,343)
Swaps	(1,798)
Change in net unrealized appreciation (depreciation) of:
Investments	(19,121,138)
Swaps	(1,842,996)
Net realized and unrealized gain (loss)	(21,235,275)
Net increase (decrease) in net assets from operations	$31,691,001

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 3/31/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$52,926,276	$85,986,422
Net realized gain (loss) from:
Investments	(269,343)	11,561,082
Swaps	(1,798)	(4,026,455)
Change in net unrealized appreciation (depreciation) of:
Investments	(19,121,138)	(41,516,193)
Swaps	(1,842,996)	(5,808,910)
Net increase (decrease) in net assets from operations	31,691,001	46,195,946
Distributions to Shareholders
From net investment income:
Class A Shares	(12,399,575)	(21,409,430)
Class C Shares	(5,245,225)	(9,424,776)
Class R3 Shares	(71,269)	(138,490)
Class I Shares	(35,067,760)	(53,592,396)
From accumulated net realized gains:
Class A Shares	(2,019,702)	(1,990,922)
Class C Shares	(901,766)	(1,017,976)
Class R3 Shares	(12,238)	(13,624)
Class I Shares	(4,740,071)	(4,494,053)
Decrease in net assets from distributions to shareholders	(60,457,606)	(92,081,667)
Fund Share Transactions
Proceeds from sale of shares	817,415,045	652,608,625
Proceeds from shares issued to shareholders due to reinvestment of distributions	48,414,962	75,203,804
	865,830,007	727,812,429
Cost of shares redeemed	(401,896,411)	(419,928,575)
Net increase (decrease) in net assets from Fund share transactions	463,933,596	307,883,854
Net increase (decrease) in net assets	435,166,991	261,998,133
Net assets at the beginning of period	1,658,322,508	1,396,324,375
Net assets at the end of period	$2,093,489,499	$1,658,322,508
Undistributed (Over-distribution of) net investment income at the end of period	$(262,081)	$(404,528)

See accompanying notes to financial statements.

22	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	23

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2016(e)	$16.85	$0.53	$(0.23)	$0.30	$(0.47)	$(0.07)	$(0.54)	$16.61
2015	17.34	0.95	(0.41)	0.54	(0.94)	(0.09)	(1.03)	16.85
2014	17.05	0.99	0.64	1.63	(1.00)	(0.34)	(1.34)	17.34
2013	17.15	1.01	0.09	1.10	(1.04)	(0.16)	(1.20)	17.05
2012	15.30	1.03	2.29	3.32	(1.04)	(0.43)	(1.47)	17.15
2011	16.99	1.05	(1.24)	(0.19)	(1.08)	(0.42)	(1.50)	15.30
Class C (12/06)
2016(e)	16.87	0.44	(0.21)	0.23	(0.40)	(0.07)	(0.47)	16.63
2015	17.35	0.82	(0.40)	0.42	(0.81)	(0.09)	(0.90)	16.87
2014	17.06	0.86	0.64	1.50	(0.87)	(0.34)	(1.21)	17.35
2013	17.16	0.88	0.09	0.97	(0.91)	(0.16)	(1.07)	17.06
2012	15.31	0.91	2.30	3.21	(0.93)	(0.43)	(1.36)	17.16
2011	17.00	0.93	(1.25)	(0.32)	(0.95)	(0.42)	(1.37)	15.31
Class R3 (9/09)
2016(e)	16.97	0.46	(0.18)	0.28	(0.45)	(0.07)	(0.52)	16.73
2015	17.46	0.92	(0.41)	0.51	(0.91)	(0.09)	(1.00)	16.97
2014	17.17	0.96	0.63	1.59	(0.96)	(0.34)	(1.30)	17.46
2013	17.27	0.96	0.11	1.07	(1.01)	(0.16)	(1.17)	17.17
2012	15.40	0.96	2.35	3.31	(1.01)	(0.43)	(1.44)	17.27
2011	17.10	1.05	(1.29)	(0.24)	(1.04)	(0.42)	(1.46)	15.40
Class I (12/06)
2016(e)	16.86	0.60	(0.28)	0.32	(0.49)	(0.07)	(0.56)	16.62
2015	17.34	1.00	(0.41)	0.59	(0.98)	(0.09)	(1.07)	16.86
2014	17.06	1.03	0.63	1.66	(1.04)	(0.34)	(1.38)	17.34
2013	17.15	1.05	0.11	1.16	(1.09)	(0.16)	(1.25)	17.06
2012	15.30	1.07	2.30	3.37	(1.09)	(0.43)	(1.52)	17.15
2011	16.99	1.10	(1.25)	(0.15)	(1.12)	(0.42)	(1.54)	15.30

24	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.77%	$435,114	1.06	%*	5.56	%*	1.06	%*	5.56	%*	7%
3.16	408,922	1.06		5.54		1.06		5.54		18
9.92	376,049	1.07		5.73		1.07		5.73		25
6.51	287,287	1.07		5.73		1.07		5.73		67
23.16	267,619	1.08		6.44		1.08		6.44		53
(1.59)	166,611	1.10		6.21		1.03		6.28		60

1.39	228,100	1.81	*	4.83	*	1.81	*	4.83	*	7
2.44	208,404	1.81		4.79		1.81		4.79		18
9.08	190,011	1.82		5.00		1.82		5.00		25
5.73	170,808	1.82		5.03		1.82		5.03		67
22.24	152,411	1.83		5.68		1.83		5.68		53
(2.32)	97,071	1.85		5.49		1.78		5.57		60

1.65	1,545	1.31	*	5.23	*	1.31	*	5.23	*	7
2.93	2,680	1.31		5.28		1.31		5.28		18
9.62	2,827	1.32		5.52		1.32		5.52		25
6.25	3,209	1.32		5.48		1.32		5.48		67
22.82	552	1.33		5.91		1.33		5.91		53
(1.78)	170	1.35		6.20		1.28		6.25		60

1.89	1,428,731	0.81	*	5.86	*	0.81	*	5.86	*	7
3.47	1,038,316	0.81		5.79		0.81		5.79		18
10.12	827,438	0.82		5.98		0.82		5.98		25
6.83	630,546	0.82		6.01		0.82		6.01		67
23.40	517,379	0.83		6.68		0.83		6.68		53
(1.28)	397,579	0.85		6.51		0.78		6.58		60

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide a high level of current income and total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund intends to invest at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund normally invests at least 50% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 50% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” securities or “junk” bonds. The Fund may also invest in U.S. dollar-denominated securities issued by non-U.S. companies, which prior to January 31, 2016, was subject to a limitation of 35% of its net assets. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$5,029,125

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

26	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service approved by the Fund’s Board of Trustees (the ”Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred**	$434,074,675	$146,712,060	$—	$580,786,735
Corporate Bonds	—	16,693,672	—	16,693,672
$1,000 Par (or similar) Institutional Preferred	—	1,431,178,144	—	1,431,178,144
Short-Term Investments:
Repurchase Agreements	—	49,108,683	—	49,108,683
Investments in Derivatives:
Interest Rate Swaps***	—	(4,820,262)	—	(4,820,262)
Total	$434,074,675	$1,638,872,297	$—	$2,072,946,972
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for these securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations,

28	Nuveen Investments

evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$49,108,683	$(49,108,683)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund invested in a forward interest rate swap contract to reduce the duration of its preferred stock portfolio.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$80,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts**	$(4,820,262)
**	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the assets and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(1,798)	$(1,842,996)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could

30	Nuveen Investments

exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/16		Year Ended 9/30/15
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,402,621	$175,298,320	10,585,393	$182,271,320
Class C	2,382,256	39,914,991	2,647,176	45,627,739
Class R3	50,964	864,645	29,491	509,994
Class I	35,925,686	601,337,089	24,612,552	424,199,572
Shares issued to shareholders due to reinvestment of distributions:
Class A	752,021	12,613,680	1,167,257	20,079,770
Class C	283,020	4,749,082	451,855	7,777,278
Class R3	3,323	56,207	6,728	116,574
Class I	1,848,592	30,995,993	2,745,166	47,230,182
	51,648,483	865,830,007	42,245,618	727,812,429
Shares redeemed:
Class A	(9,227,352)	(154,085,164)	(9,177,455)	(158,134,214)
Class C	(1,302,851)	(21,828,157)	(1,695,137)	(29,206,839)
Class R3	(119,872)	(1,993,117)	(40,205)	(696,252)
Class I	(13,391,261)	(223,989,973)	(13,478,817)	(231,891,270)
	(24,041,336)	(401,896,411)	(24,391,614)	(419,928,575)
Net increase (decrease)	27,607,147	$463,933,596	17,854,004	$307,883,854

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

Purchases	$553,220,769
Sales and maturities	134,072,940

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

As of March 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$2,059,197,431
Gross unrealized:
Appreciation	$63,479,613
Depreciation	(44,909,810)
Net unrealized appreciation (depreciation) of investments	$18,569,803

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, investments in partnerships, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2015, the Fund’s last tax year end, as follows:

Capital paid-in	$(57,073)
Undistributed (Over-distribution of) net investment income	(466,799)
Accumulated net realized gain (loss)	523,872

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2015, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1],2	$7,740,505
Undistributed net long-term capital gains	7,667,056
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2015 through September 30, 2015, and paid on October 1, 2015.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2015, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$83,532,714
Distributions from net long-term capital gains	7,516,575
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2015, the Fund’s last tax year end, the Fund did not have any unused capital loss carry forwards available for federal income tax purposes to be applied against future capital gains.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

32	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2016, the complex-level fee for the Fund was 0.1632%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$872,922
Paid to financial intermediaries	782,660

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$441,054

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$230,289

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained	$31,733

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

34	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	35

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Contingent Capital Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch Core Plus Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Index returns do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch U.S. All Capital Securities Index: An index that is comprised of a subset of the BofA/Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The BofA/Merrill Lynch U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.

Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index, which generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the

36	Nuveen Investments

trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Custom Benchmark Index (New Comparative Index): An index that is comprised of a 60% weighting in the BofA/Merrill Lynch U.S. All Capital Securities Index and a 40% weighting in the BofA/Merrill Lynch Contingent Capital Index. The BofA/Merrill Lynch U.S. All Capital Securities Index is a subset of the BofA/Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The BofA/Merrill Lynch U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. The BofA/Merrill Lynch Contingent Capital Index tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.

Custom Benchmark Index (Old Comparative Index): An index that is comprised of a 65% weighting in the BofA/Merrill Lynch Fixed Rate Preferred Securities Index and a 35% weighting in the Barclays USD Capital Securities Index. The BofA/Merrill Lynch Fixed Rate Preferred Securities Index is an index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule and must have a minimum amount outstanding of $100 million. The Barclays USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities and term preferred securities. Index returns do not include the effects of any sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Option-adjusted spread (OAS): An option-adjusted spread is a more meaningful spread statistic for mortgage-backed securities, which experience cash flows over multiple time periods, and for which the borrower has the option to re-pay principal at any time. OAS is based on modeled forecasts for voluntary repayments, as well as discounted cash flows, to arrive at a market-weighted spread over a known Treasury benchmark.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Nuveen Investments	37

Notes

38	Nuveen Investments

Notes

Nuveen Investments	39

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-INV5-0316P        16367-INV-B-05/17

Mutual Funds

Nuveen Taxable Fixed Income Funds

Semi-Annual Report March 31, 2016

Share Class / Ticker Symbol
	Class A	Class C	Class I

Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NWQIX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The financial markets saw an increase in volatility over the past year. Global economic growth has continued to look fragile, led by China’s ongoing slowdown and stagnant growth in Europe and Japan. By contrast, the U.S. economy’s modest recovery stayed on pace. However, concerns about downside risks to U.S. economic growth were heightened in early 2016 amid a weak global growth outlook and churning stock markets. In addition to the challenging economic backdrop, the persistent decline of oil prices and a rally in the U.S. dollar dampened U.S. corporate earnings growth, further contributing to an uncertain outlook.

For most of 2015, the U.S. Federal Reserve postponed the first increase to its main policy interest rate, which tended to boost risky assets and weigh on longer-term bond yields at points throughout the year. However, volatility rose in the late spring amid Greece’s turbulent negotiations with its European Union creditors. China’s stock market declined amid worries about its decelerating economy and a loss of confidence in its policy makers. Conditions turned more favorable in the fall, as the Fed delayed its rate hike again in October, the European Central Bank appeared poised for further easing and China administered another round of stimulus measures. By the time the Fed announced the rate hike in December, the move was widely expected and had very little market impact.

Although volatility spiked in early 2016, conditions have generally improved since mid-February 2016. Global growth expectations remain subdued, but investors have gained more confidence that the Fed’s interest rate increases will be gradual, oil prices appear more stable, the U.S. dollar has weakened and the U.S. economy continues to look fairly resilient. Consumer spending, which represents roughly two-thirds of the economy, continues to be supported by the meaningful improvement in the labor market, wage growth and cheaper gas prices.

The global markets may continue seeing bouts of market turbulence this year. While short-term volatility can be uncomfortable for investors, these periods can also provide opportunities. The experienced investment professionals working for you at Nuveen continue to seek upside potential and manage downside risks, whether markets are rising or falling. We also encourage you to contact your financial advisor, who can help you develop a plan to weather short-term price swings, while remaining consistent with your investment goals, time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen NWQ Flexible Income Fund

The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers.

Here they discuss key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2016.

How did the Fund perform during the six-month reporting period ended March 31, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the six-month, one-year, five-year and since inception periods ended March 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the six month reporting period, the Fund outperformed the Barclays U.S. Aggregate Bond Index, the BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index and the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2016?

The Fund seeks to provide current income and capital appreciation. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.

The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection characteristics.

At end of the reporting period, the Fund had approximately 38% in non-investment grade bonds, 29% in preferred stock, 15% in equities, 10% in investment grade bonds and 4% in convertibles. Our non-investment grade holdings performed well during a pronounced sell-off across credit markets in the fourth quarter of 2015 and the first half of the first quarter 2016. These holdings increased further during the latter part of the reporting period as credit markets rallied, thanks to our investment approach of focusing bottom-up, fundamental analysis and emphasizing downside protection characteristics.

During the reporting period, security selection in the industrials and real estate sectors positively contributed to performance. These were partially offset by our technology and biotech holdings. From an asset class perspective, our equity, high yield, preferred and investment grade holdings all positively contributed to performance.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Our equity holdings in National Storage Affiliates Trust and Phillips 66 contributed to performance. National Storage Affiliates is a self-storage real estate investment trust (REIT) that has been underperforming its peers since its IPO in April. Their first earnings release since the IPO was significantly better than expected and they also increased their dividend. Philips 66 is a Texas-based energy manufacturing and logistics company that owns stakes in 14 refineries in the U.S., U.K, Ireland and Germany, with 2.1 million barrels per day of crude capacity. Earlier in 2014, there were concerns that the company was entering a heavier spending phase, which would reduce its distribution yield during 2015/2016. However, we believe transformational growth will likely unfold as opportunities are capitalized on their other businesses as the company redeploys the cash flow from its refining business to diversify earnings toward these higher multiple businesses. Additionally, Phillips 66 offers exposure to the West Texas Intermediate (WTI) Brent spread but without the same level of volatility that characterizes pure play peers. We sold our position in Philips 66 during the reporting period as the stock had reached our target price. Our holdings of telecommunications, cable and satellite credits were also top performers, after being near the bottom in relative performance in 2015, as new issuance supply related to acquisitions along with expenditures on wireless auctions pressured the bonds in these sectors. The portfolio has an aggregate 14% weighting in these areas and was able to take a longer-term view of valuation during various dislocations that occurred in 2015. Company fundamentals are the primary determinant of our investments and we continue to find value in our holdings of Frontier Communications Corporation, CenturyLink Inc., Dish DBS Corporation and Altice S.A. Frontier’s senior debt and convertible preferred stock contributed positively to performance as the company’s guidance regarding the Verizon acquisition was well received from investors. We believe the company will have the cash flows to bring leverage down over the next few years and maintain its BB rating profile.

Several positions detracted from performance including our technology and biotech holdings. Seagate Technology common stock and senior debt detracted from performance. The company designs, manufactures and markets hard disk drives for use in enterprise storage, servers, desktops, laptop computers and other consumer electronic devices. It also has a growing solid state drive and storage systems portfolio. Recent weak demand within PC markets dragged the stock price lower as earnings were expected to be negatively affected by lower volumes. However, we believe negative sentiment has already been priced into the share price and the company has other catalysts, which include growth in the enterprise space, deferring operating expenditure plans, and share buybacks, to offset recent weak stock performance. Also detracting was Gilead Sciences, Inc. common stock. The stock came under pressure because of negative political and media coverage pertaining to drug pricing. Gilead certainly has expensive drug therapies, because of their novel development of drugs and treatment of diseases that are life threatening. As fundamentals prevail and earnings are reported we believe investors may be rewarded with a stock trading at very attractive multiples of projected earnings and free cash flows, a strong management team and catalysts for future growth. Lastly, the senior debt of Gibson Brands Inc. detracted from performance. Gibson underperformed as the company’s entry into the consumer electronics business has experienced difficulties which have weighed on its financial performance. This was partially offset by strength in its guitar business.

We have always been cognizant of the risk of an interest rate rise when making investment decisions, therefore, we think the Fund has been positioned to minimize potential rate impact through investments in shorter duration preferred securities such as those with higher coupon or fix-to-float structure as well as increasing exposure to other asset classes through security selection. Effective duration would increase as interest rates rise. Furthermore, given the Fund’s ability to invest in multiple asset classes, increasing weighting in common stocks, convertibles and shorter duration high yield bonds through security selection could also help to reduce interest rate risk for the overall portfolio.

Also, during the reporting period, the Fund wrote cover call options on individual stocks to enhance returns while foregoing some upside potential. Overall, these covered call options had a negligible impact on performance during a volatile period in equity markets.

6	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2016, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	7

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8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Flexible Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	3.91%	0.37%	6.07%	8.48%
Class A Shares at maximum Offering Price	(1.03)%	(4.40)%	5.04%	7.65%
Barclays U.S. Aggregate Bond Index	2.44%	1.96%	3.78%	3.91%
BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index	2.21%	(1.47)%	4.97%	6.39%
Lipper Flexible Income Funds Classification Average	1.48%	(0.45)%	4.98%	7.24%

Class C Shares	3.57%	(0.35)%	5.29%	7.68%
Class I Shares	4.09%	0.63%	6.36%	8.77%

Since inception returns are from 12/9/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.36%	2.13%	1.14%
Net Expense Ratios	1.02%	1.77%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after January 31, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2017, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

10	Nuveen Investments

Yields as of March 31, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	5.19%	4.68%	5.67%
SEC 30-Day Yield-Subsidized	5.43%	4.92%	5.92%
SEC 30-Day Yield-Unsubsidized	5.38%	4.62%	5.63%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	11

Holding

Summaries as of March 31, 2016

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen NWQ Flexible Income Fund

Fund Allocation

(% of net assets)

Common Stocks	15.2%
Convertible Preferred Securities	4.2%
Preferred Stocks	0.2%
$25 Par (or similar) Retail Preferred	23.3%
Corporate Bonds	47.6%
$1,000 Par (or similar) Institutional Preferred	5.8%
Repurchase Agreements	4.6%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%

Top Five Issuers

(% of net assets)

Frontier Communications Corporation	4.2%
CenturyLink Inc.	2.0%
CHS Inc.	1.9%
Wells Fargo & Company	1.9%
Citigroup Inc.	1.8%

Portfolio Composition

(% of net assets)

Banks	11.5%
Real Estate Investment Trust	9.9%
Diversified Telecommunication Services	7.6%
Insurance	5.4%
Capital Markets	5.2%
Chemicals	3.6%
Food Products	3.6%
Technology Hardware, Storage & Peripherals	3.5%
Pharmaceuticals	3.5%
Consumer Finance	3.5%
Media	3.5%
Real Estate Management & Development	3.2%
Machinery	2.6%
Semiconductors & Semiconductor Equipment	2.6%
Wireless Telecommunication Services	2.5%
Specialty Retail	2.5%
Biotechnology	2.5%
Other	19.6%
Repurchase Agreements	4.6%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed income investments)

A	2.9%
BBB	20.4%
BB or Lower	59.7%
N/R (not rated)	16.7%
N/A (not applicable)	0.3%
Total	100%

12	Nuveen Investments

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2016.

The beginning of the period is October 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,039.10	$1,035.70	$1,040.90
Expenses Incurred During the Period	$4.89	$8.70	$3.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.20	$1,016.45	$1,021.45
Expenses Incurred During the Period	$4.85	$8.62	$3.59

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71% and 0.71% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	13

Nuveen NWQ Flexible Income Fund

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.3%

	COMMON STOCKS – 15.2%

	Air Freight & Logistics – 1.0%

17,800	United Parcel Service, Inc., Class B	$1,877,366

	Automobiles – 0.9%

133,600	Ford Motor Company	1,803,600

	Banks – 1.0%

62,600	CIT Group Inc.	1,942,478

	Biotechnology – 1.5%

31,400	Gilead Sciences, Inc.	2,884,404

	Capital Markets – 1.7%

100,384	Ares Capital Corporation	1,489,699

78,208	Hercules Technology Growth Capital, Inc.	939,278

53,901	TPG Specialty Lending, Inc.	869,423
	Total Capital Markets	3,298,400

	Chemicals – 0.5%

124,326	CVR Partners LP	1,039,365

	Diversified Consumer Services – 0.5%

42,925	Stonemor Partners LP	1,047,370

	Industrial Conglomerates – 1.1%

77,000	Philips Electronics	2,198,350

	Insurance – 1.0%

62,600	Unum Group	1,935,592

	Media – 0.9%

65,154	National CineMedia, Inc.	990,992

20,700	Viacom Inc., Class B	854,496
	Total Media	1,845,488

	Pharmaceuticals – 2.5%

68,900	AstraZeneca PLC, (2)	1,940,224

73,800	GlaxoSmithKline PLC, (2)	2,992,591
	Total Pharmaceuticals	4,932,815

	Real Estate Investment Trust – 1.0%

97,600	National Storage Affiliates Trust	2,069,120

	Software – 0.5%

24,100	Oracle Corporation	985,931

14	Nuveen Investments

Shares	Description (1)			Value

	Tobacco – 1.1%

97,956	Vector Group Ltd.			$2,237,315
	Total Common Stocks (cost $30,090,878)			30,097,594

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 4.2%

	Banks – 1.4%

2,355	Wells Fargo & Company	7.500%	BBB	$2,837,799

	Diversified Telecommunication Services – 1.8%

33,600	Frontier Communications Corporation	11.125%	N/R	3,507,840

	Pharmaceuticals – 1.0%

2,250	Teva Pharmaceutical Industries Limited, (4)	7.000%	N/R	1,975,500
	Total Convertible Preferred Securities (cost $8,206,057)			8,321,139

Shares	Description (1)	Coupon	Ratings (3)	Value

	PREFERRED STOCKS – 0.2%

	Real Estate Investment Trust – 0.2%

18,600	Penn Real Estate Investment Trust	7.375%	N/A	$478,578
	Total Preferred Stocks (cost $469,882)			478,578

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 23.3%

	Banks – 3.4%

27,995	Boston Private Financial Holdings Inc.	6.950%	N/R	$712,473

18,200	Citigroup Inc.	6.875%	BB+	497,952

24,755	Cowen Group, Inc.	8.250%	N/R	628,777

33,600	FNB Corporation	7.250%	Ba2	993,888

38,450	HSBC Holdings PLC	8.000%	Baa1	1,007,390

117,740	RBS Capital Trust	6.080%	BB-	2,839,889
	Total Banks			6,680,369

	Capital Markets – 3.3%

34,000	Charles Schwab Corporation	6.000%	BBB	896,920

38,125	Hercules Technology Growth Capital Incorporated	6.250%	N/R	963,800

80,008	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	1,920,992

68,032	Morgan Stanley	7.125%	Ba1	1,935,510

29,209	Solar Capital Limited	6.750%	BBB-	726,428
	Total Capital Markets			6,443,650

	Consumer Finance – 1.1%

17,950	Capital One Financial Corporation	6.700%	Baa3	487,522

36,746	HSBC Finance Corporation	6.360%	BBB-	921,590

16,582	SLM Corporation, Series A	6.970%	Ba3	769,405
	Total Consumer Finance			2,178,517

Nuveen Investments	15

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value

	Electric Utilities – 0.3%

24,025	Entergy Arkansas Inc., (4)	6.450%	Baa3	$602,127

	Food Products – 1.9%

65,737	CHS Inc.	7.100%	N/R	1,820,258

76,075	CHS Inc.	6.750%	N/R	2,021,313
	Total Food Products			3,841,571

	Insurance – 3.9%

62,573	Argo Group US Inc.	6.500%	BBB-	1,589,980

35,550	Endurance Specialty Holdings Limited	6.350%	BBB-	931,766

13,298	Hanover Insurance Group	6.350%	BB+	339,099

36,803	Kemper Corporation	7.375%	Ba1	984,480

30,666	Maiden Holdings NA Limited	8.000%	BBB-	797,316

43,184	Maiden Holdings NA Limited	7.750%	BBB-	1,172,877

79,896	National General Holding Company	7.625%	N/R	1,941,473
	Total Insurance			7,756,991

	Oil, Gas & Consumable Fuels – 0.5%

16,425	Scorpio Tankers Inc.	7.500%	N/R	407,340

25,952	Scorpio Tankers Inc.	6.750%	N/R	589,370
	Total Oil, Gas & Consumable Fuels			996,710

	Real Estate Investment Trust – 5.9%

19,556	Apollo Residential Mortgage Inc.	8.000%	N/R	441,379

29,051	Arbor Realty Trust Incorporated	7.375%	N/R	723,951

12,329	Ashford Hospitality Trust Inc.	9.000%	N/R	294,663

20,001	Cedar Shopping Centers Inc., Series A	7.250%	N/R	506,625

25,405	Colony Financial Inc.	8.500%	N/R	637,411

11,344	Colony Financial Inc.	7.500%	N/R	275,659

33,836	Coresite Realty Corporation	7.250%	N/R	879,736

66,643	Digital Realty Trust Inc.	7.375%	Baa3	1,849,343

19,474	Dupont Fabros Technology	7.875%	Ba2	496,782

7,075	Dupont Fabros Technology	7.625%	Ba2	180,130

11,273	Northstar Realty Finance Corporation	8.875%	N/R	269,988

28,748	Northstar Realty Finance Corporation	8.750%	N/R	649,417

14,960	Penn Real Estate Investment Trust	8.250%	N/R	392,401

20,113	Rait Financial Trust	7.625%	N/R	399,444

26,656	Retail Properties of America	7.000%	BB	708,250

11,797	STAG Industrial Inc.	6.625%	BB+	295,515

13,953	Summit Hotel Properties Inc.	7.875%	N/R	362,778

10,316	Urstadt Biddle Properties	7.125%	N/R	272,342

75,858	VEREIT, Inc.	6.700%	N/R	1,921,482
	Total Real Estate Investment Trust			11,557,296

16	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value

	Real Estate Management & Development – 0.4%

30,543	Kennedy-Wilson Inc.	7.750%		BB-	$791,980

	Specialty Retail – 1.1%

89,623	TravelCenters of America LLC	8.000%		N/R	2,200,245

	Wireless Telecommunication Services – 1.5%

113,814	United States Cellular Corporation	7.250%		Ba1	2,911,362
	Total $25 Par (or similar) Retail Preferred (cost $45,140,658)				45,960,818

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 47.6%

	Aerospace & Defense – 0.5%

$1,050	Triumph Group Inc.	4.875%	4/01/21	Ba3	$952,770

	Banks – 2.6%

1,075	Bank of America Corporation	6.300%	3/10/66	BB+	1,109,830

2,225	Citigroup Inc.	5.950%	12/31/49	BB+	2,141,563

1,625	JPMorgan Chase & Company	6.750%	12/31/49	BBB-	1,784,250
4,925	Total Banks				5,035,643

	Beverages – 2.3%

2,525	Anheuser Busch InBev Finance Inc.	4.900%	2/01/46	A	2,821,261

1,275	Cott Beverages Inc.	6.750%	1/01/20	B-	1,338,750

325	Cott Beverages Inc.	5.375%	7/01/22	B-	329,875
4,125	Total Beverages				4,489,886

	Biotechnology – 1.0%

2,325	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	B+	2,051,813

	Capital Markets – 0.2%

450	BGC Partners Inc.	5.375%	12/09/19	BBB-	472,871

	Chemicals – 3.1%

2,343	A Schulman Inc., 144A	6.875%	6/01/23	B+	2,307,855

2,050	Trinseo Materials Operating, 144A	6.750%	5/01/22	B-	2,050,000

1,825	Univar Inc., 144A	6.750%	7/15/23	B	1,793,063
6,218	Total Chemicals				6,150,918

	Commercial Services & Supplies – 2.2%

1,645	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	1,632,663

2,422	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB-	2,070,810

675	R.R. Donnelley & Sons Company	6.000%	4/01/24	BB-	555,188
4,742	Total Commercial Services & Supplies				4,258,661

	Consumer Finance – 1.9%

1,875	Ally Financial Inc.	5.750%	11/20/25	BB	1,832,813

2,000	Navient Corporation	8.000%	3/25/20	BB	1,990,000
3,875	Total Consumer Finance				3,822,813

Nuveen Investments	17

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Diversified Consumer Services – 0.2%

$825	Gibson Brands Inc., 144A	8.875%	8/01/18	CCC+	$478,500

	Diversified Telecommunication Services – 5.8%

4,800	CenturyLink Inc.	7.650%	3/15/42	BB+	3,959,999

4,680	Frontier Communications Corporation, 144A	11.000%	9/15/25	BB	4,703,397

1,875	GCI Inc.	6.875%	4/15/25	BB-	1,912,500

871	US West Communications Company	6.875%	9/15/33	BBB-	849,260
12,226	Total Diversified Telecommunication Services				11,425,156

	Electric Utilities – 0.3%

685	Talen Energy Supply LLC	6.500%	6/01/25	B+	568,550

	Food & Staples Retailing – 1.9%

1,705	Rite Aid Corporation, 144A	6.125%	4/01/23	B	1,807,300

1,850	Whole Foods Market Inc., 144A	5.200%	12/03/25	BBB-	1,939,449
3,555	Total Food & Staples Retailing				3,746,749

	Health Care Providers & Services – 2.1%

400	Kindred Healthcare Inc.	8.000%	1/15/20	B2	397,000

1,595	Kindred Healthcare Inc.	6.375%	4/15/22	B2	1,437,494

2,275	Molina Healthcare Inc., 144A	5.375%	11/15/22	BB	2,337,563
4,270	Total Health Care Providers & Services				4,172,057

	Hotels, Restaurants & Leisure – 1.5%

2,700	McDonald’s Corporation	4.875%	12/09/45	BBB+	2,950,520

	Household Products – 0.9%

1,800	Energizer SpinCo Inc., 144A	5.500%	6/15/25	BB	1,808,640

	Machinery – 2.6%

2,200	Automation Tooling Systems, Inc., 144A	6.500%	6/15/23	B+	2,263,250

3,000	Terex Corporation	6.000%	5/15/21	BB	2,902,500
5,200	Total Machinery				5,165,750

	Media – 2.5%

2,125	Altice S.A., 144A	7.625%	2/15/25	B	2,034,688

3,265	Dish DBS Corporation	5.875%	11/15/24	BB-	2,991,556
5,390	Total Media				5,026,244

	Metals & Mining – 1.4%

2,100	ArcelorMittal	7.750%	10/15/39	BB+	1,827,000

1,100	Southern Copper Corporation	5.875%	4/23/45	BBB+	972,611
3,200	Total Metals & Mining				2,799,611

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Real Estate Investment Trust – 2.7%

$2,025	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB-	$1,878,188

800	Iron Mountain Inc.	6.000%	8/15/23	Ba3	840,000

650	Iron Mountain Inc.	5.750%	8/15/24	B2	666,250

2,075	Select Income REIT	4.500%	2/01/25	Baa2	1,975,881
5,550	Total Real Estate Investment Trust				5,360,319

	Real Estate Management & Development – 2.9%

2,105	Forestar USA Real Estate Group Inc., 144A	8.500%	6/01/22	B+	2,094,475

2,376	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB-	2,453,220

1,100	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB-	1,075,250
5,581	Total Real Estate Management & Development				5,622,945

	Semiconductors & Semiconductor Equipment – 2.6%

900	Amkor Technology Inc.	6.625%	6/01/21	BB	855,000

2,225	Micron Technology, Inc., 144A	5.625%	1/15/26	BB	1,757,750

2,400	Qorvo Inc., 144A	7.000%	12/01/25	BB+	2,508,000
5,525	Total Semiconductors & Semiconductor Equipment				5,120,750

	Specialty Retail – 1.4%

2,525	L Brands, Inc.	6.875%	11/01/35	BB+	2,740,130

	Technology Hardware, Storage & Peripherals – 3.5%

1,975	Hewlett Packard Enterprise Co, 144A	6.350%	10/15/45	A-	1,941,453

2,575	Seagate HDD Cayman, 144A	4.875%	6/01/27	BBB-	1,939,462

3,100	Western Digital Corporation, 144A, (WI/DD)	10.500%	4/01/24	BB+	3,101,936
7,650	Total Technology Hardware, Storage & Peripherals				6,982,851

	Trading Companies & Distributors – 0.4%

775	United Rentals North America Inc.	5.750%	11/15/24	BB-	775,000

	Wireless Telecommunication Services – 1.1%

2,025	Viacom Inc.	6.875%	4/30/36	BBB+	2,119,525
$97,192	Total Corporate Bonds (cost $95,411,638)				94,098,672

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.8%

	Banks – 3.2%

$1,650	Bank of America Corporation	6.500%	N/A (5)	BB+	$1,703,130

925	Citigroup Inc.	5.800%	N/A (5)	BB+	884,763

900	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	984,285

925	Wells Fargo & Company	5.875%	N/A (5)	BBB	987,715

1,692	Zions Bancorporation	7.200%	N/A (5)	BB-	1,730,070
6,092	Total Banks				6,289,963

Nuveen Investments	19

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Consumer Finance – 0.5%

$875	Capital One Financial Corporation	5.500%	N/A (5)	Baa3	$875,000

	Food Products – 1.6%

3,145	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	3,239,349

	Insurance – 0.5%

900	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	981,000

$11,012	Total $1,000 Par (or similar) Institutional Preferred (cost $11,374,922)				11,385,312
	Total Long-Term Investments (cost $190,694,035)				190,342,113

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 4.6%

	REPURCHASE AGREEMENTS – 4.6%

$8,974	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/16, repurchase price $8,973,944, collateralized by $8,390,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $9,155,588	0.030%	4/01/16		$8,973,937
	Total Short-Term Investments (cost $8,973,937)				8,973,937
	Total Investments (cost $199,667,972) – 100.9%				199,316,050
	Other Assets Less Liabilities – (0.9)% (6)				(1,702,128)
	Net Assets – 100%				$197,613,922

Investments in Derivatives as of March 31, 2016

Options written outstanding:

Number of Contracts	Description	Notional Amount (7)	Expiration Date	Strike Price	Value

(282)	CIT Group Inc.	$(930,600)	4/15/16	$33.00	$(7,332)

(1,234)	Ford Motor Company	(1,820,150)	4/15/16	14.75	(2,468)
(1,516)	Total Options written (premiums received $84,720)	$(2,750,750)			$(9,800)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in derivatives.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(5)	Perpetual security. Maturity date is not applicable.
(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.
(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
REIT	Real Estate Investment Trust
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

20	Nuveen Investments

Statement of

Assets and Liabilities	March 31, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $190,694,035)	$190,342,113
Short-term investments, at value (cost approximates value)	8,973,937
Receivable for:
Dividends	248,901
Interest	1,959,833
Investments sold	900,230
Reclaims	534
Shares sold	1,483,369
Other assets	28,580
Total assets	203,937,497
Liabilities
Options written, at value (premiums received $84,720)	9,800
Payable for:
Dividends	27,537
Investments purchased	5,377,551
Shares redeemed	661,849
Accrued expenses:
Management fees	65,971
Trustees fees	1,133
12b-1 distribution and service fees	40,674
Other	139,060
Total liabilities	6,323,575
Net assets	$197,613,922
Class A Shares
Net assets	$60,827,733
Shares outstanding	2,938,719
Net asset value (“NAV”) per share	$20.70
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$21.73
Class C Shares
Net assets	$35,342,835
Shares outstanding	1,710,410
NAV and offering price per share	$20.66
Class I Shares
Net assets	$101,443,354
Shares outstanding	4,894,339
NAV and offering price per share	$20.73
Net assets consist of:
Capital paid-in	$206,497,850
Undistrubuted (Over-distribution of) net investment income	632,735
Accumulated net realized gain (loss)	(9,239,661)
Net unrealized appreciation (depreciation)	(277,002)
Net assets	$197,613,922
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of

Operations	Six Months Ended March 31, 2016 (Unaudited)

Investment Income
Dividends (net of tax withheld of $2,716)	$2,904,709
Interest	2,910,828
Total investment income	5,815,537
Expenses
Management fees	610,043
12b-1 service fees – Class A Shares	74,421
12b-1 distribution and service fees – Class C Shares	134,220
Shareholder servicing agent fees	121,314
Custodian fees	27,597
Trustees fees	2,357
Professional fees	20,543
Shareholder reporting expenses	32,288
Federal and state registration fees	34,240
Other	5,288
Total expenses before fee waiver/expense reimbursement	1,062,311
Fee waiver/expense reimbursement	(240,544)
Net expenses	821,767
Net investment income (loss)	4,993,770
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,304,699)
Options written	91,293
Change in net unrealized appreciation (depreciation) of:
Investments	5,362,704
Options written	31,008
Net realized and unrealized gain (loss)	1,180,306
Net increase (decrease) in net assets from operations	$6,174,076

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 3/31/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$4,993,770	$6,336,080
Net realized gain (loss) from:
Investments	(4,304,699)	(5,455,059)
Options written	91,293	358,090
Securities sold short	—	2,497
Change in net unrealized appreciation (depreciation) of:
Investments	5,362,704	(5,449,780)
Options written	31,008	43,912
Net increase (decrease) in net assets from operations	6,174,076	(4,164,260)
Distributions to Shareholders
From net investment income:
Class A Shares	(1,628,450)	(2,819,336)
Class C Shares	(633,053)	(522,569)
Class I Shares	(2,450,393)	(2,903,776)
Decrease in net assets from distributions to shareholders	(4,711,896)	(6,245,681)
Fund Share Transactions
Proceeds from sale of shares	81,123,038	126,247,181
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,547,205	6,116,379
	85,670,243	132,363,560
Cost of shares redeemed	(39,733,753)	(77,442,211)
Net increase (decrease) in net assets from Fund share transactions	45,936,490	54,921,349
Net increase (decrease) in net assets	47,398,670	44,511,408
Net assets at the beginning of period	150,215,252	105,703,844
Net assets at the end of period	$197,613,922	$150,215,252
Undistributed (Over-distribution of) net investment income at the end of period	$632,735	$350,861

See accompanying notes to financial statements.

Nuveen Investments	23

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2016(e)	$20.47	$0.59	$0.20	$0.79	$(0.56)	$—	$(0.56)	$20.70
2015	21.97	1.10	(1.50)	(0.40)	(1.10)	—	(1.10)	20.47
2014	20.70	1.23	1.13	2.36	(1.09)	—	(1.09)	21.97
2013	22.41	1.14	(0.85)	0.29	(1.18)	(0.82)	(2.00)	20.70
2012	21.22	1.21	2.56	3.77	(1.21)	(1.37)	(2.58)	22.41
2011	22.59	1.22	(0.37)	0.85	(1.43)	(0.79)	(2.22)	21.22
Class C (12/09)
2016(e)	20.43	0.52	0.19	0.71	(0.48)	—	(0.48)	20.66
2015	21.93	0.93	(1.49)	(0.56)	(0.94)	—	(0.94)	20.43
2014	20.66	1.05	1.15	2.20	(0.93)	—	(0.93)	21.93
2013	22.37	0.98	(0.86)	0.12	(1.01)	(0.82)	(1.83)	20.66
2012	21.19	1.05	2.55	3.60	(1.05)	(1.37)	(2.42)	22.37
2011	22.55	1.06	(0.37)	0.69	(1.26)	(0.79)	(2.05)	21.19
Class I (12/09)
2016(e)	20.49	0.62	0.21	0.83	(0.59)	—	(0.59)	20.73
2015	22.00	1.19	(1.54)	(0.35)	(1.16)	—	(1.16)	20.49
2014	20.72	1.26	1.17	2.43	(1.15)	—	(1.15)	22.00
2013	22.42	1.24	(0.88)	0.36	(1.24)	(0.82)	(2.06)	20.72
2012	21.23	1.28	2.55	3.83	(1.27)	(1.37)	(2.64)	22.42
2011	22.60	1.28	(0.37)	0.91	(1.49)	(0.79)	(2.28)	21.23

24	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.91%	$60,828	1.24	%*	5.47	%*	0.96	%*	5.75	24%
(1.94)	55,180	1.29		4.77		0.96		5.10	125
11.64	78,394	1.45		5.20		0.97		5.69	80
1.21	17,635	1.92		4.47		0.97		5.42	47
19.24	560	4.52		2.07		0.97		5.62	85
3.78	531	2.78		3.70		0.98		5.51	76

3.57	35,343	1.99	*	4.87	*	1.71	*	5.15	24
(2.70)	17,704	2.06		4.01		1.71		4.35	125
10.82	6,732	2.20		4.38		1.72		4.87	80
0.45	4,555	2.79		3.56		1.72		4.63	47
18.32	559	5.27		1.32		1.72		4.87	85
3.05	530	3.53		2.95		1.73		4.76	76

4.09	101,443	1.00	*	5.80	*	0.71	*	6.08	24
(1.74)	77,332	1.07		5.16		0.71		5.51	125
11.95	20,578	1.21		5.35		0.72		5.84	80
1.53	17,254	1.64		5.00		0.72		5.92	47
19.53	1,130	3.59		3.08		0.72		5.94	85
4.05	531	2.53		3.95		0.73		5.76	76

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income producing securities. The Fund invests at least 65% of its net assets in preferred and debt securities. Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services. The Fund may invest without limit in below-investment-grade securities, commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 35% of its net assets in equity securities other than preferred securities, including common stocks, convertible securities, depositary receipts and other types of securities with equity characteristics. The Fund may write covered call options on equity securities to generate additional income. In addition, to manage market risk and credit risk in its portfolio, the Fund may make short sales of equity securities and may enter into credit default swap agreements. The Fund’s short sales may equal up to 10% of the value of the Fund’s net assets. The Fund may use all or a portion of the proceeds of its short sales to purchase additional portfolio securities. The Fund’s investments may include debt securities, preferred units and common units issued by master limited partnerships (“MLPs”), provided that the Fund may not invest more than 10% of its net assets in common units of MLPs. The Fund may invest up to 50% of its net assets in dollar-denominated securities issued by non-U.S. companies.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$3,117,688

26	Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

28	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$30,097,594	$—		$—	$30,097,594
Convertible Preferred Securities	6,345,639	1,975,500	**	—	8,321,139
Preferred Stocks	478,578	—		—	478,578
$25 Par (or similar) Retail Preferred	45,358,691	602,127	**	—	45,960,818
Corporate Bonds	—	94,098,672		—	94,098,672
$1,000 Par (or similar) Institutional Preferred	—	11,385,312		—	11,385,312
Short-Term Investments:
Repurchase Agreements	—	8,973,937		—	8,973,937
Investments in Derivatives:
Options Written	(9,800)	—		—	(9,800)
Total	$82,270,702	$117,035,548		$—	$199,306,250
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged To (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$8,973,937	$(8,973,937)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(4,883,317)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Options written, at value	$(9,800)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$91,293	$31,008

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required

30	Nuveen Investments

to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/16		Year Ended 9/30/15
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,374,962	$28,095,916	1,772,549	$38,363,872
Class C	952,142	19,499,699	623,374	13,415,232
Class I	1,640,651	33,527,423	3,457,485	74,468,077
Shares issued to shareholders due to reinvestment of distributions:
Class A	78,450	1,608,996	128,610	2,768,417
Class C	30,325	619,351	23,210	497,217
Class I	112,986	2,318,858	132,498	2,850,745
	4,189,516	85,670,243	6,137,726	132,363,560
Shares redeemed:
Class A	(1,210,978)	(24,125,558)	(2,772,760)	(59,386,897)
Class C	(138,623)	(2,813,286)	(86,977)	(1,878,124)
Class I	(632,662)	(12,794,909)	(752,088)	(16,177,190)
	(1,982,263)	(39,733,753)	(3,611,825)	(77,442,211)
Net increase (decrease)	2,207,253	$45,936,490	2,525,901	$54,921,349

5. Investment Transactions

Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period aggregated $85,376,117 and $38,984,708, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	2,819	$229,464
Options written	3,228	152,784
Options terminated in closing purchase transactions	(3,603)	(221,939)
Options expired	(833)	(59,633)
Options exercised	(95)	(15,956)
Options outstanding, end of period	1,516	$84,720

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

As of March 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$199,786,476
Gross unrealized:
Appreciation	$4,532,117
Depreciation	(5,002,543)
Net unrealized appreciation (depreciation) of investments	$(470,426)

Permanent differences, primarily due to bond premium amortization adjustments, distribution reallocations, complex securities character adjustments and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2015, the Fund’s last tax year end, as follows:

Capital paid-in	$237
Undistributed (Over-distribution of) net investment income	(16,584)
Accumulated net realized gain (loss)	16,347

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2015, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1,2]	$997,481
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2015 through September 30, 2015 and paid on October 1, 2015.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2015 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$5,980,549
Distributions from net long-term capital gains	25,610
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2015, the Fund’s last tax year end, the Fund had unused capital loss carry forwards available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$4,911,234

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

32	Nuveen Investments

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2016, the complex-level fee for the Fund was 0.1632%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through January 31, 2017 (1.25% after January 31, 2017), of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$289,316
Paid to financial intermediaries	258,472

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$206,377

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$89,709

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained	$8,427

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. The Fund did not draw on this Unsecured Credit Line during the current fiscal period.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

34	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East Los Angeles, CA 90097	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	35

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

Barclays U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

36	Nuveen Investments

Notes

Nuveen Investments	37

Notes

38	Nuveen Investments

Notes

Nuveen Investments	39

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NFI-0316P        16368-INV-B-05/17

Mutual Funds

Nuveen Commodity Strategy Funds

Semi-Annual Report March 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX
Nuveen Gresham Long/Short Commodity Strategy Fund	NGSAX	NGSCX	NGSIX

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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or

www.nuveen.com/accountaccess

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The financial markets saw an increase in volatility over the past year. Global economic growth has continued to look fragile, led by China’s ongoing slowdown and stagnant growth in Europe and Japan. By contrast, the U.S. economy’s modest recovery stayed on pace. However, concerns about downside risks to U.S. economic growth were heightened in early 2016 amid a weak global growth outlook and churning stock markets. In addition to the challenging economic backdrop, the persistent decline of oil prices and a rally in the U.S. dollar dampened U.S. corporate earnings growth, further contributing to an uncertain outlook.

For most of 2015, the U.S. Federal Reserve postponed the first increase to its main policy interest rate, which tended to boost risky assets and weigh on longer-term bond yields at points throughout the year. However, volatility rose in the late spring amid Greece’s turbulent negotiations with its European Union creditors. China’s stock market declined amid worries about its decelerating economy and a loss of confidence in its policy makers. Conditions turned more favorable in the fall, as the Fed delayed its rate hike again in October, the European Central Bank appeared poised for further easing and China administered another round of stimulus measures. By the time the Fed announced the rate hike in December, the move was widely expected and had very little market impact.

Although volatility spiked in early 2016, conditions have generally improved since mid-February 2016. Global growth expectations remain subdued, but investors have gained more confidence that the Fed’s interest rate increases will be gradual, oil prices appear more stable, the U.S. dollar has weakened and the U.S. economy continues to look fairly resilient. Consumer spending, which represents roughly two-thirds of the economy, continues to be supported by the meaningful improvement in the labor market, wage growth and cheaper gas prices.

The global markets may continue seeing bouts of market turbulence this year. While short-term volatility can be uncomfortable for investors, these periods can also provide opportunities. The experienced investment professionals working for you at Nuveen continue to seek upside potential and manage downside risks, whether markets are rising or falling. We also encourage you to contact your financial advisor, who can help you develop a plan to weather short-term price swings, while remaining consistent with your investment goals, time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Gresham Long/Short Commodity Strategy Fund

These Funds are managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Funds’ sub-advisers are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (Nuveen Asset Management), each of which is an affiliate of Nuveen. Susan Wager and Randy Migdal from Gresham manage the Funds’ commodity investments and Douglas M. Baker, CFA, from Nuveen Asset Management manages the Funds’ fixed income investments. They have each managed the Funds since their inceptions on July 30, 2012.

Effective December 1, 2015, Chris Neuharth, Wan-Chong Kung, CFA, and Chad Kemper from Nuveen Asset Management replaced Doug Baker as portfolio managers of the Funds.

Effective December 1, 2015, the investment strategy for the collateral portfolio for the Nuveen Gresham Long/Short Commodity Strategy Fund changed to a multi-sector, short-term bond strategy that includes the investment in up to 10% in securities rated below investment grade and in foreign issuers rated investment grade from developed countries. Additional portfolio strategy changes for the Nuveen Gresham Long/Short Commodity Strategy Fund include:

•	Eligible investments in the collateral portfolio have changed from cash equivalents, U.S. government securities and other high quality short term debt securities with final terms not exceeding one year at the time of investment to debt securities including (i) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, (ii) securities issued or guaranteed by foreign governments, or their political subdivisions or agencies or instrumentalities, (iii) U.S. and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, (iv) asset-backed securities; and (v) residential and commercial mortgage-backed securities.

•	A maximum three year average effective duration for the Nuveen Asset Management sleeve replaces the maximum absolute maturity per issue of one year policy;

•	Maximum 10% of the Nuveen Asset Management sleeve’s net assets in securities rated below investment grade. No investment in securities rated lower than ‘B’ at the time of purchase or in unrated securities of comparable quality as determined by Nuveen Asset Management;

•	No limit to the investment in investment grade non-US issuers from developed countries. All investments must be USD denominated;

•	The Fund now has the ability to invest in certain types of derivatives; and

•	The addition of the Barclays Government/Credit 1-3 Year Bond Index as a secondary benchmark for the Fund.

Effective March 18, 2016, John Clarke from Gresham was added as a portfolio manager of the Funds. Also, effective March 18, 2016, the portion of each Fund’s portfolio managed by Gresham may now invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

Here the managers review key strategies and the performance of the Funds for the six-month reporting period ended March 31, 2016.

How did the Funds perform during the six-month reporting period ended March 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year and since inception periods ending March 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the Bloomberg Commodity Index (the “Index”) and Lipper classification average.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Funds during the six-month reporting period ended March 31, 2016 and how did these strategies influence performance?

Nuveen Gresham Diversified Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Commodity Index and its Lipper classification average for the six-month reporting period ended March 31, 2016.

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets. The Fund’s investment strategy has two elements which include a portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity, and the most favorable timing of contract purchases and sales.

On an absolute return basis, the Fund trailed the Index in the foods and fibers, precious metals, agriculture and livestock groups, but outperformed the Index in the energy and industrial metals groups for this reporting period.

In the foods and fibers group, as grouped by Gresham, the Fund’s coffee and cocoa positions were the main laggards relative to the Index. Robusta coffee and cocoa prices trended lower over this reporting period, hurting the Fund’s performance, but neither of these contracts are represented in the Index. In the precious metals group, the Fund’s silver position underperformed the Index’s position. The Fund also recorded a loss in palladium, which is not included in the Index. The Fund’s returns in the agriculture group, as grouped by Gresham, fell short of the Index’s in its wheat and corn positions. In the livestock group, the Fund’s live cattle and lean hogs positions outperformed those of the Index on an absolute basis, but the Fund’s position in feeder cattle contracts, which are not held in the Index, declined during this reporting period.

In contrast, the Fund’s absolute performance in the energy group beat the Index’s results. Although all energy commodities ended the reporting period lower, the Fund posted better performance than the Index in crude oil, natural gas and unleaded gasoline. The Fund’s absolute returns outpaced those of the Index across all of the industrial metals, as well as benefited from its exposure to a small gain in lead, which is not represented in the Index.

Nuveen Gresham Long/Short Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Commodity Index and its Lipper classification average during the six-month reporting period ended March 31, 2016.

In managing the Fund, Gresham invests in futures contracts of major commodities through a momentum strategy, seeking to take advantage of the market dynamics of rising and falling trends in prices to provide an attractive return. Because the Fund takes long and short positions, its performance will usually differ from the overall commodity market, causing it to underperform in comparison to commodity funds when commodities’ performance is strong across the board, or, as in this reporting period, allowing it to outperform when commodities as a whole are performing poorly. The Fund’s investment strategy has two elements which include a portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets and a multi-sector, short-term bond strategy that includes the investment in up to 10% in securities rated below investment grade and in foreign issuers rated investment grade from developed countries.

6	Nuveen Investments

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, volume of international trade and futures contract liquidity, with limits on portfolio concentration from individual commodities and groups. After the determination of commodities and portfolio weights, the Fund takes long positions in commodities showing rising price trends, and sells short those commodities where prices have persistently fallen, relying on the six-month moving average of a commodity’s price as a reference point to determine trends. (Long portfolio positions benefit when prices are rising, while short positions benefit when prices are falling.)

At the end of the reporting period, the Fund held a mix of long and short positions within each commodity group. In the energy group, the Fund was long in crude oil (in both West Texas Intermediate and Brent contracts), gas oil and unleaded gasoline, short in natural gas and flat in heating oil. Flat means that instead of shorting a futures contract when market signals dictate, the Fund will not have a futures contract position for that commodity, and will instead move that position to cash. In the agriculture group, the Fund was short in corn, wheat and soybean meal, and long in soybeans and soybean oil. In industrial metals, aluminum, Commodities Exchange Center (CEO) copper and nickel were short positions, while London Metal Exchange (LME) copper and zinc were long positions. In the precious metals group, the Fund was long in gold and platinum, and short in palladium. In foods and fibers commodities, the Fund was long in sugar and Arabica coffee, and short in cotton, Robusta coffee and cocoa. In the livestock group, the Fund was short in live cattle and feeder cattle, but long in lean hogs. In comparison, the Index holds only long positions. During the reporting period, the Fund outperformed the Index on an absolute basis in the energy, agriculture and industrial metals groups, but underperformed the Index in the foods and fibers, precious metals and livestock groups.

The Fund’s long/short strategy, which is designed to seek attractive returns in both rising and falling markets, provided an effective hedge against the period’s volatility. During this reporting period, the long/short strategy was most effective in the Fund’s energy, agriculture and industrial metals positions. The Fund’s energy position advanced over the reporting period, while the Index’s fell. The Fund benefited from its flat positions across the energy complex (except in natural gas) while prices were falling for most of the period and then posted moderate gains from a switch to a long position in crude oil when prices rebounded late in the period. In natural gas, the Fund held a short position for the entire reporting period as prices continued to tumble, the Fund’s position appreciated, while the Index’s lost a significant amount.

The Fund’s agriculture position also registered positive performance amid declining returns in the Index. Short positions in corn and wheat were advantageous to the Fund’s results as grain prices continued to slump. However, the Fund underperformed the Index in soybean oil, the Index’s best performing commodity for the reporting period. The Fund established a long position when soybean oil prices began to rise but did not fully participate in the rally. Overall, for this reporting period, the Fund’s agriculture position was up and the Index’s position dropped.

Both the Fund and the Index had negative performance in the industrial metals group. The Fund’s position outperformed that of the Index due to short positions across most of the industrial metals commodities, which lifted performance early in the reporting period when prices were falling. However, prices turned choppy later in the reporting period, which led to excess flipping activity in the Fund that detracted from performance. Flipping activity occurs when commodity prices trend sideways and the Fund switches from long to short (or flat in the case of energy) or vice versa. In seeking to outperform and get ahead of the Index, the Fund can experience excess flipping, which can adversely affect relative returns. The Index remains long-only.

Relative underperformance in the Fund’s foods and fibers, precious metals and livestock positions was mainly driven by adverse timing in some of its position changes. Sugar posted a double-digit rally in the long-only Index, but the Fund had a much smaller increase due to intra-period position changes. The Fund’s coffee position also trailed the Index’s. The Fund’s foods and fibers position declined, whereas the Index’s advanced during the reporting period. In precious metals, the Fund lagged the Index in both gold and silver, as well as sustained losses in its platinum and palladium positions (which are not held in the Index). While the Index’s precious metals group rose, the Fund’s position fell during the reporting period. The livestock group posted negative performance for both the Fund and Index during the reporting period. The Fund’s performance in lean hogs was particularly weak relative to the Index’s, hampered by excess flipping activity.

As noted previously, the Fund’s fixed income portfolio was repositioned at the beginning of December 2015 to a multi-sector, short-term bond strategy. The strategy will be invested predominantly in securities rated investment grade and benchmarked against the Barclays 1-3 Government/Credit Index. The holdings in the fixed income portfolio are fairly evenly split between investment-grade

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

corporates, U.S. Treasuries/agencies and securitized assets, which include asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS). We maintained roughly a benchmark weight in investment grade corporates, but with an overweight to financials because we like the risk/reward of that sector from a valuation and credit fundamental perspective. Our portfolio held a significant underweight in Treasuries and agencies versus the benchmark. Instead, we favored securitized sectors such as ABS, short duration residential MBS product and CMBS because we are fairly constructive on consumer and commercial real estate credit fundamentals. These three sectors have recently exhibited low volatility and offer incremental yield above government securities. Given our forecast for modestly higher short-term rates, we targeted a portfolio duration that was slightly short to the benchmark and managed at just under 1.5 years. During the six-month reporting period, the fixed income portfolio outperformed the Barclays 1-3 Government/Credit Index.

8	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Funds to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Funds have a significant portion of their assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Funds. More information on these risks, as well as information on other risks to which the Funds are subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Funds’ prospectus.

Short Selling Risk: As a result of short selling risk, the Nuveen Gresham Long/Short Commodity Strategy Fund bears the risk of unlimited loss on contracts it sells short.

Nuveen Investments	9

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

10	Nuveen Investments

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11	Nuveen Investments

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(11.37)%	(21.46)%	(15.17)%
Class A Shares at maximum Offering Price	(16.46)%	(25.98)%	(16.53)%
Bloomberg Commodity Index	(10.14)%	(19.56)%	(15.34)%
Lipper Commodities General Funds Classification Average	(8.08)%	(18.04)%	(14.14)%

Class C Shares	(11.75)%	(22.15)%	(15.79)%
Class I Shares	(11.27)%	(21.30)%	(14.93)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.53%	2.29%	1.26%
Net Expense Ratios	1.31%	2.06%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

12	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	3.46%	(1.89)%	(1.95)%
Class A Shares at maximum Offering Price	(2.48)%	(7.53)%	(3.52)%
Bloomberg Commodity Index	(10.14)%	(19.56)%	(15.34)%
Barclays 1-3 Year Government/Credit Bond Index	0.61%	1.04%	0.93%
Barclay BTOP50 Index	1.94%	(3.78)%	2.59%
Lipper Commodities General Funds Classification Average	(8.08)%	(18.04)%	(14.14)%

Class C Shares	3.10%	(2.64)%	(2.70)%
Class I Shares	3.57%	(1.67)%	(1.71)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.83%	4.67%	3.68%
Net Expense Ratios	1.71%	2.46%	1.46%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

Nuveen Investments	13

Holding

Summaries as of March 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Gresham Diversified Commodity Strategy Fund

Fund Allocation

(% of net assets)

Repurchase Agreements	6.0%
U.S. Government and Agency Obligations	86.4%
Other Assets Less Liabilities	7.6%
Net Assets	100%

Commodity Group Weightings1

Energy	34.8%
Industrial Metals	17.8%
Agriculturals	16.3%
Precious Metals	12.4%
Livestock	7.2%
Foods & Fibers	11.5%
Total	100%

Top Ten Commodity Holdings1

Crude Oil	19.6%
Gold	8.8%
Copper	8.2%
Live Cattle	7.0%
Natural Gas	5.5%
Aluminum	5.4%
Soybeans	5.2%
Corn	3.7%
Wheat	3.7%
Unleaded Gas	3.6%

14	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

Fund Allocation

(% of net assets)

Corporate Bonds	29.9%
Asset-Backed and Mortgage-Backed Securities	26.4%
Long-Term U.S. Government and Agency Obligations	20.0%
Repurchase Agreements	11.1%
Short-Term U.S. Government and Agency Obligations	10.7%
Other Assets Less Liabilities	1.9%
Net Assets	100%

Commodity Group Weightings2

Energy	34.9%
Industrial Metals	17.8%
Agriculturals	15.3%
Precious Metals	12.7%
Livestock	11.8%
Foods & Fibers	7.5%
Total	100%

Top Five Long Commodity Holdings2

Crude Oil	17.1%
Gold	9.0%
Copper	7.1%
Soybeans	4.7%
Unleaded Gas	3.5%

Top Five Short Commodity Holdings2

Live Cattle	7.2%
Natural Gas	7.0%
Aluminum	4.9%
Corn	3.6%
Wheat	3.4%

Long/Short Weightings[2]	Long	Short	Flat
Energy	23.2%	7.0%	4.7%
Industrial Metals	9.1%	8.0%	0.7%
Agriculturals	5.9%	9.4%	0.0%
Precious Metals	9.7%	0.8%	2.2%
Livestock	2.3%	9.5%	0.0%
Foods & Fibers	4.7%	2.8%	0.0%

1	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

2	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only, including gross exposure of long, short, and flat allocations. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

Nuveen Investments	15

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2016.

The beginning of the period for the Funds is October 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$886.30	$882.50	$887.30
Expenses Incurred During Period	$6.22	$9.69	$5.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.40	$1,014.70	$1,019.70
Expenses Incurred During Period	$6.66	$10.38	$5.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.06% and 1.06% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,034.60	$1,031.00	$1,035.70
Expenses Incurred During Period	$8.70	$12.54	$7.43
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.45	$1,012.65	$1,017.70
Expenses Incurred During Period	$8.62	$12.43	$7.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.71%, 2.46% and 1.46% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	17

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 92.4%

	REPURCHASE AGREEMENTS – 6.0%

$5,204	Repurchase Agreement with State Street Bank, dated 3/31/16, repurchase price $5,203,947, collateralized by $4,820,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $5,310,493 (3)	0.010%	4/01/16	N/A	$5,203,946
	Total Repurchase Agreements (cost $5,203,946)				5,203,946

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 86.4%

3,000	Fannie Mae Notes	1.250%	1/30/17	Aaa	3,014,145

4,000	Federal Farm Credit Banks, Consolidated Systemwide Notes	0.875%	12/7/16	Aaa	4,006,304

7,400	Federal Home Loan Bank Bonds	0.500%	9/28/16	Aaa	7,399,704

9,000	Federal Home Loan Bank Bonds	0.625%	11/23/16	Aaa	9,004,392

10,775	Federal Home Loan Bank Bonds	4.750%	12/16/16	Aaa	11,093,638

2,000	Freddie Mac Notes	0.500%	1/27/17	AAA	1,997,826

3,000	U.S. Treasury Notes	0.875%	1/31/17	Aaa	3,006,564

5,000	U.S. Treasury Notes	0.875%	2/28/17	Aaa	5,010,940

4,000	U.S. Treasury Bills	0.000%	6/23/16	Aaa	3,998,020

8,500	U.S. Treasury Bills	0.000%	9/15/16	Aaa	8,486,800

7,250	U.S. Treasury Bills	0.000%	1/5/17	Aaa	7,223,204

11,000	U.S. Treasury Bills	0.000%	2/2/17	Aaa	10,950,907
74,925	Total U.S. Government and Agency Obligations (cost $75,143,771)				75,192,444
	Total Short-Term Investments (cost $80,347,717)				80,396,390
	Other Assets Less Liabilities – 7.6% (4)				6,606,601
	Net Assets – 100%				$87,002,991

Investments in Derivatives as of March 31, 2016 (5)

Futures Contracts outstanding:

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	July 2016	156	$6,360,120	$39,000	$(26,123)

	ICE Brent Crude Oil Futures Contract	Long	September 2016	104	4,340,960	24,960	(17,517)

	NYMEX WTI Crude Oil Futures Contract	Long	May 2016	37	1,418,580	740	240,071

	NYMEX WTI Crude Oil Futures Contract	Long	July 2016	37	1,505,530	5,180	(32,683)

	NYMEX WTI Crude Oil Futures Contract	Long	September 2016	81	3,393,900	12,960	157,817
	Total Crude Oil			415	17,019,090	82,840	321,565

	Gas Oil

	ICE Gas Oil Futures Contract	Long	May 2016	64	2,294,400	22,400	(29,564)

	ICE Gas Oil Futures Contract	Long	June 2016	16	581,200	5,200	(13,200)
	Total Gas Oil			80	2,875,600	27,600	(42,764)

18	Nuveen Investments

Investment in Derivatives as of March 31, 2016 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Energy (continued)	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	May 2016	45	$2,240,595	$25,326	$171,039

	NYMEX NY Harbor ULSD Futures Contract	Long	July 2016	3	153,909	1,487	(8,694)
	Total Heating Oil			48	2,394,504	26,813	162,345

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	May 2016	91	1,782,690	(33,670)	(160,152)

	NYMEX Natural Gas Futures Contract	Long	July 2016	41	882,730	(29,110)	16,026

	NYMEX Natural Gas Futures Contract	Long	September 2016	96	2,147,520	(71,040)	112,857
	Total Natural Gas			228	4,812,940	(133,820)	(31,269)

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	May 2016	52	3,159,593	(42,370)	422,517
	Total Energy			823	30,261,727	(38,937)	832,394

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	May 2016	263	9,944,688	162,731	(16,263)

	LME Primary Aluminum Futures Contract	Short	May 2016	(227)	(8,583,438)	(140,456)	(142,606)

	LME Primary Aluminum Futures Contract	Long	July 2016	138	5,252,625	82,800	70,544

	LME Primary Aluminum Futures Contract	Short	July 2016	(88)	(3,349,500)	(52,800)	(51,712)

	LME Primary Aluminum Futures Contract	Long	September	37	1,416,406	22,200	12,575
	Total Aluminum			123	4,680,781	74,475	(127,462)

	Copper

	CEC Copper High Grade Futures Contract	Long	May 2016	11	600,325	(1,925)	42,747

	CEC Copper High Grade Futures Contract	Long	July 2016	3	164,325	(600)	1,725

	CEC Copper High Grade Futures Contract	Long	September 2016	6	329,550	(1,275)	191

	LME Copper Futures Contract	Long	May 2016	71	8,623,838	(45,263)	57,856

	LME Copper Futures Contract	Short	May 2016	(71)	(8,623,838)	45,263	(416,488)

	LME Copper Futures Contract	Long	July 2016	58	7,025,975	(37,699)	500,563

	LME Copper Futures Contract	Short	July 2016	(35)	(4,239,813)	22,749	(268,425)

	LME Copper Futures Contract	Long	September 2016	29	3,508,638	(19,212)	54,500

	LME Copper Futures Contract	Short	September 2016	(2)	(241,975)	1,324	6,300
	Total Copper			70	7,147,025	(36,638)	(21,031)

	Lead

	LME Lead Futures Contract	Long	May 2016	52	2,211,300	(38,025)	29,281

	LME Lead Futures Contract	Short	May 2016	(52)	(2,211,300)	38,025	(4,513)

	LME Lead Futures Contract	Long	July 2016	29	1,235,763	(22,113)	(18,875)

	LME Lead Futures Contract	Short	July 2016	(19)	(809,638)	14,488	11,138

	LME Lead Futures Contract	Long	September 2016	6	255,975	(4,575)	(21,113)
	Total Lead			16	682,100	(12,200)	(4,082)

Nuveen Investments	19

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	March 31, 2016 (Unaudited)

Investment in Derivatives as of March 31, 2016 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Industrial Metals (continued)	Nickel

	LME Nickel Futures Contract	Long	May 2016	58	$2,947,386	$20,793	$(278,335)

	LME Nickel Futures Contract	Short	May 2016	(50)	(2,540,850)	(17,925)	40,887

	LME Nickel Futures Contract	Long	July 2016	16	815,808	5,736	31,653

	LME Nickel Futures Contract	Short	July 2016	(6)	(305,928)	(2,151)	(2,340)

	LME Nickel Futures Contract	Long	September 2016	10	511,620	3,645	(10,530)
	Total Nickel			28	1,428,036	10,098	(218,665)

	Zinc

	LME Zinc Futures Contract	Long	May 2016	74	3,352,663	37,000	255,200

	LME Zinc Futures Contract	Short	May 2016	(61)	(2,763,681)	(30,500)	(385,088)

	LME Zinc Futures Contract	Long	July 2016	38	1,727,338	18,763	221,250

	LME Zinc Futures Contract	Short	July 2016	(30)	(1,363,688)	(14,813)	(139,244)

	LME Zinc Futures Contract	Long	September 2016	14	637,613	6,912	35,088

	LME Zinc Futures Contract	Short	September 2016	(1)	(45,544)	(494)	306
	Total Zinc			34	1,544,701	16,868	(12,488)
	Total Industrial Metals			271	15,482,643	52,603	(383,728)

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	May 2016	86	1,511,450	(66,650)	(76,805)

	CBOT Corn Futures Contract	Long	July 2016	98	1,743,175	(77,175)	(58,762)
	Total Corn			184	3,254,625	(143,825)	(135,567)

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	May 2016	52	1,405,560	(8,320)	26,870

	CBOT Soybean Meal Futures Contract	Long	July 2016	26	710,060	(3,900)	6,885
	Total Soybean Meal			78	2,115,620	(12,220)	33,755

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Long	May 2016	53	1,088,196	13,674	107,508

	Soybeans

	CBOT Soybean Futures Contract	Long	May 2016	66	3,005,475	5,775	101,706

	CBOT Soybean Futures Contract	Long	July 2016	34	1,560,175	2,550	9,479
	Total Soybeans			100	4,565,650	8,325	111,185

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	May 2016	26	619,125	13,650	19,870

	CBOT Wheat Futures Contract	Long	May 2016	103	2,438,525	48,925	24,282

	MGEX Red Spring Wheat Futures Contract	Long	May 2016	7	185,325	4,988	12,778
	Total Wheat			136	3,242,975	67,563	56,930
	Total Agriculturals			551	14,267,066	(66,483)	173,811

20	Nuveen Investments

Investment in Derivatives as of March 31, 2016 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Precious Metals	Gold

	CEC Gold Futures Contract	Long	June 2016	62	$7,660,720	$43,400	$103,353

	Palladium

	NYMEX Palladium Futures Contract	Long	June 2016	8	451,200	(1,880)	38,680

	Platinum

	NYMEX Platinum Futures Contract	Long	July 2016	12	586,500	6,780	21,019

	Silver

	CEC Silver Futures Contract	Long	May 2016	10	773,200	12,650	40,279

	CEC Silver Futures Contract	Long	July 2016	17	1,317,670	21,505	4,260
	Total Silver			27	2,090,870	34,155	44,539
	Total Precious Metals			109	10,789,290	82,455	207,591

Food & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	May 2016	20	590,000	(4,800)	22,622

	ICE Cocoa Futures Contract	Long	September 2016	10	294,500	(2,600)	5,173
	Total Cocoa			30	884,500	(7,400)	27,795

	Coffee

	ICE Coffee C Futures Contract	Long	May 2016	18	860,287	3,038	79,079

	ICE Coffee C Futures Contract	Long	September 2016	16	787,500	3,300	24,577

	LIFFE Coffee Robusta Futures Contract	Long	May 2016	17	255,170	(510)	14,610
	Total Coffee			51	1,902,957	5,828	118,266

	Cotton

	ICE Cotton Futures Contract	Long	May 2016	42	1,227,240	16,170	(43,068)

	Sugar

	ICE Sugar 11 Futures Contract	Long	May 2016	83	1,426,936	(48,339)	177,604

	ICE Sugar 11 Futures Contract	Long	July 2016	35	605,640	(19,992)	(8,672)

	ICE Sugar Futures Contract	Long	May 2016	5	111,175	(2,425)	10,954

	ICE Sugar Futures Contract	Long	August 2016	3	66,030	(1,245)	(736)
	Total Sugar			126	2,209,781	(72,001)	179,150
	Total Foods & Fibers			249	6,224,478	(57,403)	282,143

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	May 2016	14	1,086,750	31,500	(15,166)

	CME Feeder Cattle Futures Contract	Long	August 2016	8	620,300	18,000	(3,245)
	Total Feeder Cattle			22	1,707,050	49,500	(18,411)

Nuveen Investments	21

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	March 31, 2016 (Unaudited)

Investment in Derivatives as of March 31, 2016 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Livestock (continued)	Lean Hogs

	CME Lean Hogs Futures Contract	Long	June 2016	38	$1,228,920	$(10,640)	$(28,874)

	CME Lean Hogs Futures Contract	Long	July 2016	7	226,240	(1,330)	(5,132)

	CME Lean Hogs Futures Contract	Long	August 2016	23	739,680	(4,830)	1,088
	Total Lean Hogs			68	2,194,840	(16,800)	(32,918)

	Live Cattle

	CME Live Cattle Futures Contract	Long	June 2016	57	2,827,770	21,660	(52,192)

	CME Live Cattle Futures Contract	Long	August 2016	52	2,499,640	22,880	(33,703)

	CME Live Cattle Futures Contract	Long	October 2016	16	767,040	8,640	(5,884)
	Total Live Cattle			125	6,094,450	53,180	(91,779)
	Total Livestock			215	9,996,340	85,880	(143,108)
	Total Futures Contracts outstanding			2,218	$87,021,544	$58,115	$969,103

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry subclassifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. rating.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the deposits with brokers for open futures contracts and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

(5)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(6)	The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(7)	Total Number of Contracts and Notional Amount at Value include the net effect of LME short futures positions.

N/A	Not applicable

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KC HRW	Kansas City Hard Red Winter

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

22	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 76.3%

	CORPORATE BONDS – 29.9%

	Automobiles – 0.2%

$15	General Motors Financial Company Inc.	3.200%	7/13/20	BBB-	$14,972

	Banks – 6.2%

25	Abbey National Treasury Services PLC of London	3.050%	8/23/18	A1	25,693

60	Bank of America Corporation	5.650%	5/01/18	A	64,416

25	BB&T Corporation	1.450%	1/12/18	A+	25,029

80	Citigroup Inc.	1.700%	4/27/18	A	79,722

20	Fifth Third Bancorp.	4.500%	6/01/18	A-	21,095

45	General Electric Capital Corporation	5.625%	5/01/18	AA+	49,328

25	HSBC USA Inc.	1.625%	1/16/18	AA-	24,968

60	JP Morgan Chase & Company	1.850%	3/22/19	A+	60,368

25	KeyCorp.	2.300%	12/13/18	A-	25,153

55	Wells Fargo & Company	2.125%	4/22/19	AA-	55,921
420	Total Banks				431,693

	Beverages – 0.6%

25	Anheuser Busch InBev Finance Inc.	1.250%	1/17/18	A2	25,101

15	Heineken NV, 144A	1.400%	10/01/17	BBB+	15,056
40	Total Beverages				40,157

	Biotechnology – 0.5%

10	Biogen Inc.	2.900%	9/15/20	A-	10,296

25	Celgene Corporation	2.125%	8/15/18	BBB+	25,287
35	Total Biotechnology				35,583

	Capital Markets – 2.7%

25	Charles Schwab Corporation	1.500%	3/10/18	A	25,157

20	Deutsche Bank AG London	2.500%	2/13/19	A-	20,248

70	Goldman Sachs Group, Inc.	6.150%	4/01/18	A	75,734

55	Morgan Stanley	2.125%	4/25/18	A	55,435

15	Nomura Holdings Incorporated	2.750%	3/19/19	BBB+	15,216
185	Total Capital Markets				191,790

	Chemicals – 1.0%

20	Eastman Chemical Company	2.700%	1/15/20	BBB	20,416

25	Ecolab Inc.	1.450%	12/08/17	A-	24,942

25	LyondellBasell Industries NV	5.000%	4/15/19	Baa1	26,667
70	Total Chemicals				72,025

Nuveen Investments	23

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 0.6%

$20	American Express Company	1.550%	5/22/18	A+	$19,932

25	Capital One Financial Corporation	2.450%	4/24/19	A-	25,272
45	Total Consumer Finance				45,204

	Diversified Financial Services – 1.2%

45	BNP Paribas	2.700%	8/20/18	A1	46,010

25	Rabobank Nederland	2.250%	1/14/19	Aa2	25,447

15	Voya Financial Inc.	2.900%	2/15/18	BBB	15,233
85	Total Diversified Financial Services				86,690

	Diversified Telecommunication Services – 1.1%

25	AT&T, Inc.	2.400%	3/15/17	A-	25,293

15	AT&T, Inc.	1.400%	12/01/17	A-	14,998

35	Verizon Communications	3.650%	9/14/18	A-	36,850
75	Total Diversified Telecommunication Services				77,141

	Food & Staples Retailing – 0.9%

25	CVS Health Corporation	2.250%	12/05/18	BBB+	25,611

15	Sysco Corporation	2.600%	10/01/20	A3	15,299

25	Walgreens Boots Alliance, Inc.	1.750%	11/17/17	BBB	25,058
65	Total Food & Staples Retailing				65,968

	Food Products – 1.8%

40	Bunge Limited Finance Company	3.500%	11/24/20	BBB	40,608

20	Kraft Heinz Foods Company, 144A	2.000%	7/02/18	BBB-	20,188

20	Mondelez International Inc.	2.250%	2/01/19	Baa1	20,423

20	Tyson Foods	2.650%	8/15/19	BBB	20,516

20	Wm. Wrigley Jr. Company, 144A	2.900%	10/21/19	A-	20,546
120	Total Food Products				122,281

	Health Care Equipment & Supplies – 0.4%

25	Becton Dickinson & Company	1.800%	12/15/17	BBB+	25,107

	Health Care Providers & Services – 1.3%

20	Aetna Inc.	1.500%	11/15/17	A	20,042

25	Cardinal Health Inc.	2.400%	11/15/19	A-	25,388

15	UnitedHealth Group Incorporated	3.875%	10/15/20	A+	16,241

15	Wellpoint Inc.	1.875%	1/15/18	A	15,049

15	Zoetis Incorporated	1.875%	2/01/18	Baa2	14,987
90	Total Health Care Providers & Services				91,707

	Insurance – 1.9%

25	AFLAC Insurance	2.650%	2/15/17	A-	25,357

25	American International Group, Inc.	5.850%	1/16/18	A-	26,804

25	Berkshire Hathaway Finance Corporation	2.000%	8/15/18	AA	25,476

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$25	Lincoln National Corporation	6.250%	2/15/20	A-	$27,941

25	Prudential Financial Inc.	6.000%	12/01/17	A	26,779
125	Total Insurance				132,357

	Internet & Catalog Retail – 0.3%

20	Amazon.com Incorporated	1.200%	11/29/17	AA-	20,035

	Internet Software & Services – 0.4%

25	eBay Inc.	2.500%	3/09/18	BBB+	25,408

	Machinery – 0.7%

25	Caterpillar Financial Services Corporation	2.450%	9/06/18	A	25,696

25	John Deere Capital Corporation	2.800%	9/18/17	A	25,558
50	Total Machinery				51,254

	Media – 1.2%

20	British Sky Broadcasting Group PLC, 144A	6.100%	2/15/18	BBB	21,469

15	CCO Safari II LLC, 144A	3.579%	7/23/20	BBB-	15,333

30	Comcast Corporation	5.875%	2/15/18	A-	32,593

10	Discovery Communications Inc.	5.625%	8/15/19	BBB-	10,988
75	Total Media				80,383

	Metals & Mining – 0.6%

15	Rio Tinto Finance USA PLC	1.625%	8/21/17	A-	14,904

25	StatOilHydro ASA	5.250%	4/15/19	Aa3	27,487
40	Total Metals & Mining				42,391

	Multi-Utilities – 0.4%

25	Sempra Energy	2.300%	4/01/17	BBB+	25,161

	Oil, Gas & Consumable Fuels – 1.7%

10	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB	10,472

25	BP Capital Markets PLC	2.241%	9/26/18	A2	25,322

25	Chevron Corporation	1.104%	12/05/17	Aa1	24,959

35	Phillips 66	2.950%	5/01/17	A3	35,640

25	Total Capital SA	2.125%	8/10/18	Aa1	25,412
120	Total Oil, Gas & Consumable Fuels				121,805

	Pharmaceuticals – 0.9%

50	McKesson Corporation	1.292%	3/10/17	BBB+	50,092

15	Merck & Company Inc.	1.300%	5/18/18	AA	15,124
65	Total Pharmaceuticals				65,216

	Real Estate Investment Trust – 0.8%

15	American Tower Company	4.500%	1/15/18	BBB	15,632

20	Realty Income Corporation	2.000%	1/31/18	BBB+	20,078

20	Ventas Realty LP	2.000%	2/15/18	BBB+	20,028
55	Total Real Estate Investment Trust				55,738

Nuveen Investments	25

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail – 0.4%

$25	Burlington Northern Santa Fe Corporation	5.750%	3/15/18	A	$27,190

	Software – 0.2%
15	Total System Services Inc.	2.375%	6/01/18	BBB-	14,983

	Specialty Retail – 0.2%

15	Hyundai Capital America, 144A	2.400%	10/30/18	A-	15,102

	Technology Hardware, Storage & Peripherals – 0.5%

20	Apple Inc.	2.100%	5/06/19	AA+	20,565

15	Hewlett Packard Enterprise Co, 144A	2.850%	10/05/18	A-	15,254
35	Total Technology Hardware, Storage & Peripherals				35,819

	Tobacco – 0.4%

25	Philip Morris International	1.375%	2/25/19	A	25,084

	Wireless Telecommunication Services – 0.8%

25	Rogers Communications Inc.	6.800%	8/15/18	BBB+	27,839

25	Vodafone Group PLC	1.500%	2/19/18	BBB+	24,980
50	Total Wireless Telecommunication Services				52,819
$2,035	Total Corporate Bonds (cost $2,081,814)				2,091,063

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 26.4%

$50	Ally Auto Receivables Trust 2014-2	1.250%	4/15/19	AAA	$50,032

49	Capital Auto Receivables Asset Trust, Asset Backed Notes, Series 2014-1	1.320%	5/20/16	AAA	49,310

50	Capital One Multi Asset Execution Trust, Series 2015-A1	1.390%	1/15/21	AAA	50,161

50	Capital One Multi-Asset Execution Trust, Card Series 2014 A5	1.480%	7/15/20	AAA	50,268

42	CarMax Auto Owner Trust, Series 2014-1	0.790%	2/15/21	Aaa	41,701

100	CitiBank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	AAA	106,382

110	Commercial Mortgage Trust 2014-BBG	1.233%	3/15/29	AAA	107,385

80	Consumers Securitization Funding LLC, Series 2014-A	1.334%	11/01/20	AAA	79,623

79	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	79,228

100	Discover Card Master Trust I 2007-A1	5.650%	3/16/20	AAA	106,405

110	Fannie Mae Alternative Credit Enhanced Securities	1.637%	11/25/17	Aaa	110,571

97	Fannie Mae Alternative Credit Enhanced Securities	1.513%	12/25/17	Aaa	97,257

54	Fannie Mae Connecticut Avenue Securities , Series 2014-C02	0.000%	5/25/24	BBB-	52,920

52	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	0.000%	1/25/24	A3	52,297

50	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.639%	7/25/24	BBB-	49,539

93	Freddie Mac Structured Pass Through Certificates, Series K-502 A2	0.000%	8/25/17	AAA	93,765

54	GAHR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NRF	1.733%	12/15/16	AAA	54,027

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$88	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10	0.000%	8/10/45	A	$90,593

95	GP Portfolio Trust 2014-GPP A	0.000%	2/15/27	AAA	93,208

50	Honda Auto Receivables Owner Trust 2015-3	1.040%	2/21/19	AAA	49,931

44	Hyundai Auto Receivables Trust, Series 2014-B	0.900%	12/17/18	AAA	43,790

31	Mortgage Asset Securitization Transaction Inc., Mortgage Pass Through Certificates, Series 2004-1	4.500%	2/25/19	AA+	31,581

18	Mortgage Asset Securitization Transactions Inc., Mortgage Pass Through Certificates, Series 2003-2	5.000%	3/25/18	AA+	18,420

60	Nissan Auto Receivables Owner Trust, Series 2013-B	1.310%	10/15/19	Aaa	60,154

45	Volkswagen Auto Loan Enhanced Trust, Series 2014-A	0.910%	6/18/20	Aaa	44,513

40	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C12 A2	0.735%	3/15/48	AAA	40,344

77	AEP Texas Central Transition Funding, Series 2012-1	0.880%	12/01/18	AAA	77,060

65	Energy Texas Restoration Funding LLC	3.650%	8/01/19	AAA	66,757
$1,833	Total Asset-Backed and Mortgage-Backed Securities (cost $1,850,118)				1,847,222

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 20.0%

$150	U.S. Treasury Notes	0.500%	7/31/17	Aaa	$149,637

700	U.S. Treasury Notes	0.750%	10/31/17	Aaa	700,301

300	U.S. Treasury Notes	0.750%	1/31/18	Aaa	300,117

250	U.S. Treasury Notes	1.000%	5/31/18	Aaa	251,202
$1,400	Total U.S. Government and Agency Obligations (cost $1,397,174)				1,401,257
	Total Long-Term Investments (cost $5,329,106)				5,339,542

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 21.8%

	REPURCHASE AGREEMENTS – 11.1%

$275	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/16, repurchase price $275,466, collateralized by $235,000 U.S. Treasury Bonds, 3.625%, due 2/15/44, value $285,231	0.030%	4/01/16	N/A	$275,465

497	Repurchase Agreement with State Street Bank, dated 3/31/16, repurchase price $496,919, collateralized by $465,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $512,319 (3)	0.010%	4/01/16	N/A	496,919
772	Total Repurchase Agreements (cost $772,384)				772,384

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 10.7%

250	Freddie Mac Reference Notes	1.000%	3/08/17	Aaa	250,799

500	U.S. Treasury Notes	0.625%	11/15/16	Aaa	500,371
$750	Total U.S. Government and Agency Obligations (cost $750,395)				751,170
	Total Short-Term Investments (cost $1,522,779)				1,523,554
	Total Investments (cost $6,851,885) – 98.1%				6,863,096
	Other Assets Less Liabilities – 1.9% (4)				134,262
	Net Assets – 100%				$6,997,358

Nuveen Investments	27

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Investment in Derivatives as of March 31, 2016 (5)

Futures Contracts outstanding:

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Energy	Crude Oil

	NYMEX WTI Crude Oil Futures Contract	Long	September 2016	15	$628,500	$2,400	$12,305

	ICE Brent Crude Oil Futures Contract	Long	October 2016	13	549,510	3,120	25,616
	Total Crude Oil					5,520	37,921

	Gas Oil

	ICE Gas Oil Futures Contract	Long	April 2016	5	177,500	1,875	11,571

	Natural Gas

	NYMEX Natural Gas Futures Contract	Short	May 2016	(11)	(215,490)	4,070	(13,584)

	NYMEX Natural Gas Futures Contract	Short	June 2016	(13)	(267,020)	7,280	7,559
	Total Natural Gas					11,350	(6,025)

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	September 2016	4	237,182	(1,815)	(9,946)
	Total Energy					16,930	33,521

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	April 2016	25	942,969	13,593	(9,281)

	LME Primary Aluminum Futures Contract	Short	April 2016	(25)	(942,969)	(13,593)	1,431

	LME Primary Aluminum Futures Contract	Long	May 2016	15	567,188	9,280	(15,200)

	LME Primary Aluminum Futures Contract	Short	May 2016	(24)	(907,500)	(14,849)	(17,325)
	Total Aluminum					(5,569)	(40,375)

	Copper

	CEC Copper High Grade Futures Contract	Short	May 2016	(2)	(109,150)	(6)	(6)

	LME Copper Futures Contract	Long	April 2016	10	1,218,125	(6,375)	31,350

	LME Copper Futures Contract	Short	April 2016	(6)	(730,875)	3,825	(48,150)

	LME Copper Futures Contract	Long	May 2016	4	485,850	(2,550)	50

	LME Copper Futures Contract	Short	May 2016	(4)	(485,850)	2,550	(13,925)
	Total Copper					(2,556)	(30,681)

	Lead

	LME Lead Futures Contract	Long	April 2016	6	254,813	(4,313)	(10,538)

	LME Lead Futures Contract	Short	April 2016	(6)	(254,813)	4,313	100
	Total Lead					—	(10,438)

	Nickel

	LME Nickel Futures Contract	Long	April 2016	3	152,226	1,085	(2,316)

	LME Nickel Futures Contract	Short	April 2016	(3)	(152,226)	(1,085)	(59)

	LME Nickel Futures Contract	Long	May 2016	4	203,268	1,434	(13,056)

	LME Nickel Futures Contract	Short	May 2016	(6)	(304,902)	(2,151)	10,842
	Total Nickel					(717)	(4,589)

28	Nuveen Investments

Investment in Derivatives as of March 31, 2016 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Industrial Metals (continued)	Zinc

	LME Zinc Futures Contract	Long	April 2016	12	$543,225	$5,775	$12,063

	LME Zinc Futures Contract	Short	April 2016	(9)	(407,419)	(4,331)	(17,044)
	Total Zinc					1,444	(4,981)
	Total Industrial Metals					(7,398)	(91,064)

Agriculturals	Corn

	CBOT Corn Futures Contract	Short	May 2016	(14)	(246,050)	10,850	17,063

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Short	July 2016	(6)	(163,860)	900	900

	Soybeans

	CBOT Soybean Futures Contract	Long	November 2016	7	323,663	613	2,843

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Long	December 2016	4	83,592	1,032	7,204

	Wheat

	CBOT Wheat Futures Contract	Short	May 2016	(8)	(189,400)	(3,800)	3,133

	CBOT KC HRW Wheat Futures Contract	Short	May 2016	(2)	(47,625)	(1,050)	575
	Total Wheat					(4,850)	3,708
	Total Agriculturals					8,545	31,718

Precious Metals	Gold

	CEC Gold Futures Contract	Long	June 2016	5	617,800	3,500	38,880

	Palladium

	NYMEX Palladium Futures Contract	Short	June 2016	(1)	(56,400)	235	307

	Platinum

	NYMEX Platinum Futres Contract	Long	July 2016	1	48,875	565	1,999
	Total Precious Metals					4,300	41,186

Food & Fibers	Cocoa

	ICE Cocoa Futures Contract	Short	May 2016	(2)	(59,000)	480	(1,300)

	Coffee

	ICE Coffee C Futures Contract	Long	September 2016	3	147,656	619	815

	LIFFE Coffee Robusta Futures Contract	Short	July 2016	(1)	(15,340)	(30)	(30)
	Total Coffee					589	785

	Cotton

	ICE Cotton Futures Contract	Short	May 2016	(2)	(58,440)	(770)	1,316

Nuveen Investments	29

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Investment in Derivatives as of March 31, 2016 (5) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Food & Fibers (continued)	Cotton (continued)

	ICE Cotton Futures Contract	Short	July 2016	(2)	$(58,310)	$(930)	$(930)
	Total Cotton					(1,700)	386

	Sugar

	ICE Sugar 11 Futures Contract	Long	July 2016	9	155,736	(5,141)	8,700

	ICE Sugar Futures Contract	Long	May 2016	1	22,235	(485)	2,278
	Total Sugar					(5,626)	10,978
	Total Foods & Fibers					(6,257)	10,849

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Short	May 2016	(2)	(155,250)	(4,500)	418

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	June 2016	5	161,700	(1,400)	(43)

	Live Cattle

	CME Live Cattle Futures Contract	Short	June 2016	(10)	(496,100)	(3,800)	4,191
	Total Livestock					(9,700)	4,566
	Total Futures Constracts outstanding					$6,420	$30,776

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. rating.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Other asset less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the deposits with brokers for open futures contracts and/or receivable or payable for variation margin as presented on the statement of Assets and Liabilities.

(5)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(6)	Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. The London Clearing House is the counterparty for both the long and short position.

(7)	The aggregate Numbers of Contracts for long and short futures contracts outstanding is 151 and (159), respectively.

(8)	The aggregate Notional Amount at Value for long and short futures contracts outstanding is $7,521,613 and $(6,323,989), respectively.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

N/A	Not applicable.

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KC HRW	Kansas City Hard Red Winter

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blenstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

30	Nuveen Investments

Consolidated Statement of

Assets and Liabilities	March 31, 2016 (Unaudited)

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Assets
Long-term investments, at value (cost $— and $5,329,106, respectively)	$—	$5,339,542
Short-term investments, at value (cost $80,347,717 and $1,522,779, respectively)	80,396,390	1,523,554
Cash	88,645	—
Deposits with brokers for open futures contracts	6,629,093	466,943
Receivable for:
Interest	197,009	24,377
Reimbursement from Adviser	—	8,244
Shares sold	247,153	21
Variation margin on futures contracts	918,767	79,394
Other assets	27,019	23,031
Total assets	88,504,076	7,465,106
Liabilities
Payable for:
Investments purchased	—	328,846
Shares redeemed	446,220	—
Variation margin on futures contracts	860,652	72,974
Accrued expenses:
Management fees	26,258	—
Trustee fees	3,067	43
12b-1 distribution and service fees	1,393	120
Other	163,495	65,765
Total liabilities	1,501,085	467,748
Net assets	$87,002,991	$6,997,358
Class A Shares
Net assets	$5,519,561	$361,671
Shares outstanding	513,194	20,525
Net asset value (“NAV”) per share	$10.76	$17.62
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$11.42	$18.69
Class C Shares
Net assets	$567,843	$53,536
Shares outstanding	54,015	3,091
NAV and offering price per share	$10.51	$17.32
Class I Shares
Net assets	$80,915,587	$6,582,151
Shares outstanding	7,447,814	371,626
NAV and offering price per share	$10.86	$17.71
Net assets consist of:
Capital paid-in	$122,945,601	$6,780,042
Undistributed (Over-distribution of) net investment income	6,407,267	(241,888)
Accumulated net realized gain (loss)	(43,367,653)	417,217
Net unrealized appreciation (depreciation)	1,017,776	41,987
Net assets	$87,002,991	$6,997,358
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	31

Consolidated Statement of

Operations	Six Months Ended March 31, 2016 (Unaudited)

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Interest Income	$240,843	$30,076
Expenses
Management fees	834,348	40,285
12b-1 service fees – Class A Shares	2,369	193
12b-1 distribution and service fees – Class C Shares	2,637	397
Shareholder servicing agent fees	21,712	905
Custodian fees	78,801	37,265
Trustees fees	9,089	6,390
Professional fees	43,087	32,733
Shareholder reporting expenses	67,182	1,827
Federal and state registration fees	25,295	22,439
Other	7,285	5,734
Total expenses before fee waiver/expense reimbursement	1,091,805	148,168
Fee waiver/expense reimbursement	(161,384)	(96,911)
Net expenses	930,421	51,257
Net investment income (loss)	(689,578)	(21,181)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(35,931)	(1,963)
Futures contracts	(43,331,722)	419,180
Change in net unrealized appreciation (depreciation) of:
Investments	(71,913)	7,310
Futures contracts	10,011,061	(169,622)
Net realized and unrealized gain (loss)	(33,428,505)	254,905
Net increase (decrease) in net assets from operations	$(34,118,083)	$233,724

See accompanying notes to financial statements.

32	Nuveen Investments

Consolidated Statement of

Changes in Net Assets	(Unaudited)

	Gresham Diversified Commodity Strategy		Gresham Long/Short Commodity Strategy
	Six Months Ended 3/31/16	Year Ended 9/30/15	Six Months Ended 3/31/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$(689,578)	$(1,517,777)	$(21,181)	$(100,401)
Net realized gain (loss) from:
Investments	(35,931)	3,353	(1,963)	66
Futures contracts	(43,331,722)	(51,255,658)	419,180	(323,987)
Change in net unrealized appreciation (depreciation) of:
Investments	(71,913)	109,561	7,310	1,842
Futures contracts	10,011,061	(6,214,336)	(169,622)	(123,383)
Net increase (decrease) in net assets from operations	(34,118,083)	(58,874,857)	233,724	(545,863)
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	—	(44,558)
Class C Shares	—	—	—	(2,814)
Class I Shares	—	—	—	(349,232)
Decrease in net assets from distributions to shareholders	—	—	—	(396,604)
Fund Share Transactions
Proceeds from sale of shares	74,987,074	318,429,266	519,297	920,507
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	192,399
	74,987,074	318,429,266	519,297	1,112,906
Cost of shares redeemed	(186,356,646)	(86,745,914)	(377,122)	(1,520,056)
Net increase (decrease) in net assets from Fund share transactions	(111,369,572)	231,683,352	142,175	(407,150)
Net increase (decrease) in net assets	(145,487,655)	172,808,495	375,899	(1,349,617)
Net assets at the beginning of period	232,490,646	59,682,151	6,621,459	7,971,076
Net assets at the end of period	$87,002,991	$232,490,646	$6,997,358	$6,621,459
Undistributed (Over-distribution of) net investment income at the end of period	$6,407,267	$7,096,845	$(241,888)	$(220,707)

See accompanying notes to financial statements.

Nuveen Investments	33

Financial

Highlights (Unaudited)

Gresham Diversified Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (7/12)
2016(f)	$12.14	$(0.05)	$(1.33)	$(1.38)	$—	$—	$—	$10.76
2015	16.75	(0.17)	(4.44)	(4.61)	—	—	—	12.14
2014	17.91	(0.23)	(0.93)	(1.16)	—	—	—	16.75
2013	20.71	(0.22)	(2.28)	(2.50)	(0.30)	—	(0.30)	17.91
2012(d)	20.00	(0.04)	0.75	0.71	—	—	—	20.71
Class C (7/12)
2016(f)	11.91	(0.09)	(1.31)	(1.40)	—	—	—	10.51
2015	16.57	(0.28)	(4.38)	(4.66)	—	—	—	11.91
2014	17.81	(0.35)	(0.89)	(1.24)	—	—	—	16.57
2013	20.68	(0.36)	(2.27)	(2.63)	(0.24)	—	(0.24)	17.81
2012(d)	20.00	(0.07)	0.75	0.68	—	—	—	20.68
Class I (7/12)
2016(f)	12.24	(0.04)	(1.34)	(1.38)	—	—	—	10.86
2015	16.86	(0.13)	(4.49)	(4.62)	—	—	—	12.24
2014	17.95	(0.18)	(0.91)	(1.09)	—	—	—	16.86
2013	20.72	(0.18)	(2.27)	(2.45)	(0.32)	—	(0.32)	17.95
2012(d)	20.00	(0.03)	0.75	0.72	—	—	—	20.72

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(11.37)%	$5,520	1.76	%*	(1.31)%*	1.32	%*	(0.87)%*	0%
(27.52)	672	1.53		(1.41)	1.31		(1.20)	0
(6.48)	496	2.00		(1.91)	1.32		(1.23)	0
(12.16)	388	3.07		(2.96)	1.32		(1.21)	0
3.55	52	8.75	*	(8.63)*	1.32	*	(1.20)*	0

(11.75)	568	2.27	*	(1.93)*	2.06	*	(1.73)*	0
(28.12)	620	2.29		(2.18)	2.06		(1.96)	0
(6.96)	952	2.81		(2.73)	2.07		(1.98)	0
(12.81)	74	3.58		(3.47)	2.07		(1.96)	0
3.40	52	9.51	*	(9.40)*	2.07	*	(1.95)*	0

(11.27)	80,916	1.25	*	(0.97)*	1.06	*	(0.79)*	0
(27.40)	231,199	1.26		(1.14)	1.06		(0.94)	0
(6.07)	58,234	1.83		(1.75)	1.07		(0.98)	0
(11.91)	18,521	2.62		(2.51)	1.07		(0.96)	0
3.60	7,147	8.52	*	(8.40)*	1.07	*	(0.95)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
(f)	For the six months ended March 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (Unaudited) (continued)

Gresham Long/Short Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending NAV
Class A (7/12)
2016(f)	$17.03	$(0.06)	$0.65	$0.59	$—	$—	$—		$—	$17.62
2015	19.28	(0.30)	(1.03)	(1.33)	(0.92)	—	—		(0.92)	17.03
2014	18.49	(0.30)	1.09	0.79	—	—	—		—	19.28
2013	19.64	(0.30)	(0.77)	(1.07)	(0.08)	—	—	**	(0.08)	18.49
2012(d)	20.00	(0.06)	(0.30)	(0.36)	—	—	—		—	19.64
Class C (7/12)
2016(f)	16.80	(0.14)	0.66	0.52	—	—	—		—	17.32
2015	19.02	(0.41)	(1.04)	(1.45)	(0.77)	—	—		(0.77)	16.80
2014	18.38	(0.44)	1.08	0.64	—	—	—		—	19.02
2013	19.61	(0.44)	(0.77)	(1.21)	(0.02)	—	—	**	(0.02)	18.38
2012(d)	20.00	(0.08)	(0.31)	(0.39)	—	—	—		—	19.61
Class I (7/12)
2016(f)	17.10	(0.05)	0.66	0.61	—	—	—		—	17.71
2015	19.35	(0.24)	(1.04)	(1.28)	(0.97)	—	—		(0.97)	17.10
2014	18.51	(0.26)	1.10	0.84	—	—	—		—	19.35
2013	19.65	(0.25)	(0.79)	(1.04)	(0.09)	—	(0.01)		(0.10)	18.51
2012(d)	20.00	(0.05)	(0.30)	(0.35)	—	—	—		—	19.65

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

3.46%	362	4.61	%*	(3.62)%*	1.71	%*	(0.73)%*	4%
(7.08)	202	3.76		(3.66)	1.71		(1.61)	0
4.16	991	3.41		(3.32)	1.72		(1.63)	0
(5.40)	1,100	5.43		(5.32)	1.72		(1.61)	0
(1.80)	49	9.16	*	(9.07)*	1.72	*	(1.63)*	0

3.10	54	5.24	*	(4.39)*	2.46	*	(1.62)*	4
(7.84)	57	4.60		(4.48)	2.46		(2.34)	0
3.43	54	4.21		(4.12)	2.47		(2.38)	0
(6.12)	52	5.30		(5.18)	2.47		(2.35)	0
(1.95)	49	9.90	*	(9.81)*	2.47	*	(2.38)*	0

3.57	6,582	4.26	*	(3.40)*	1.46	*	(0.60)*	4
(6.85)	6,363	3.61		(3.48)	1.46		(1.34)	0
4.48	6,926	3.01		(2.92)	1.47		(1.38)	0
(5.24)	6,576	4.26		(4.14)	1.47		(1.35)	0
(1.75)	6,778	8.91	*	(8.82)*	1.47	*	(1.38)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting periods prior to and including September 30, 2015.
(f)	For the six months ended March 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	37

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (“Gresham Diversified Commodity Strategy”) and Nuveen Gresham Long/Short Commodity Strategy Fund (“Gresham Long/Short Commodity Strategy”) (each a “Fund” and collectively, the “Funds”), as diversified Funds, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is March 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage each Fund’s commodity investment strategy. The Adviser has selected NAM to manage each Fund’s fixed income investments.

Investment Objectives and Principal Investment Strategies

Gresham Diversified Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•	A portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Tangible Asset Program® ( “TAP®”), a fully collateralized, long-only, rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by NAM.

Gresham Long/Short Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•	A portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Long/Short Strategy, a fully collateralized, long/short rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by NAM for the period October 1, 2015 through November 30, 2015.

Each Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Funds’ net assets. The Funds invest in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Funds may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Funds may make investments in commodity-linked derivative instruments directly, Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy expect to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd., respectively, (each a “Subsidiary” and collectively the “Subsidiaries”) wholly-owned subsidiaries of the Funds organized under the laws of the Cayman Islands. The Subsidiaries are advised by the Adviser and sub-advised by Gresham. Each Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Funds, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiaries have the same investment objective as each of their respective Funds, but unlike the Funds, they may invest without limitation in commodity-linked derivative instruments. The Subsidiaries are otherwise subject to the same fundamental and non-fundamental investment restrictions as the Funds. Except as otherwise noted, for purposes of this report, references to the Funds’ investments may also be deemed to include each Fund’s indirect investments through its Subsidiary.

38	Nuveen Investments

Each Fund intends to invest up to 25% of its net assets in its Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of each Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of each Fund’s net assets. Effective March 18, 2016, each Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

Assets not invested by the Funds in the Subsidiaries or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Funds’ debt security investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Funds’ investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

Effective December 1, 2015, assets not invested by Gresham Long/Short Commodity Fund Ltd or directly by Gresham Long/Short Commodity Strategy in commodity-linked derivative instruments are invested by NAM in debt securities including (i) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, (ii) securities issued or guaranteed by foreign governments, or their political subdivisions or agencies or instrumentalities, (iii) U.S. and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, (iv) asset backed securities; and (v) residential and commercial mortgage-backed securities. Any foreign debt securities in which the Fund invests will be U.S. dollar-denominated securities of issuers located in developed markets. Up to 10% of the debt securities in which NAM invests may be securities rated lower than investment grade or unrated securities of comparable quality as determined by NAM (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of comparable quality as determined by NAM. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Under normal market conditions, NAM attempts to maintain an average effective duration of the debt securities in which it invests of no more than three years. Effective duration is a measure of how the value of the debt securities portion of the Fund’s portfolio may react to interest rate changes.

Effective December 1, 2015, NAM may also utilize the following derivatives in Gresham Long/Short Commodity Strategy: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement of Operations.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives, when applicable, with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Commodity futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services. These investments are generally classified as Level 1.

40	Nuveen Investments

Over-the-counter commodity futures contracts not traded on an exchange are valued, in order of hierarchy, by independent pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of each Fund’s NAV, that may affect the values of each Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by an independent pricing service approved by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Gresham Diversified Commodity Strategy	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Repurchase Agreements	—	5,203,946	—	5,203,946
U.S. Government and Agency Obligations	$—	$75,192,444	$—	$75,192,444
Investments in Derivatives:
Futures Contracts**	969,103	—	—	969,103
Total	$969,103	$80,396,390	$—	$81,365,493

Gresham Long/Short Commodity Strategy
Long-Term Investments:
Corporate Bonds*	$—	$2,091,063	$—	$2,091,063
Asset-Backed and Mortgage-Backed Securities	—	1,847,222	—	1,847,222
U.S. Government and Agency Obligations	—	1,401,257	—	1,401,257
Short-Term Investments:
U.S. Government and Agency Obligations	—	751,170	—	751,170
Repurchase Agreements	—	772,384	—	772,384
Investments in Derivatives:
Futures Contracts**	30,776	—	—	30,776
Total	$30,776	$6,863,096	$—	$6,893,872
*	Refer to the Fund’s Consolidated Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Gresham Diversified Commodity Strategy	State Street Bank	$5,203,946	$(5,203,946)	$—
Gresham Long/Short Commodity Strategy	Fixed Income Clearing Corporation	$275,465	$(275,465)	$—
	State Street Bank	496,919	(496,919)	—
Total		$772,384	$(772,384)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Each Fund invests in commodity futures contracts. Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

42	Nuveen Investments

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed or expired the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

The average notional amount of futures contracts outstanding during the current fiscal period, was as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Average notional amount of futures contracts outstanding*	$178,737,916	$5,298,316
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Gresham Diversified Commodity Strategy

Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$1,760,865	Payable for variation margin on futures contracts*	$1,583,942
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(1,275,593)	Payable for variation margin on futures contracts*	(1,100,111)
Total			$485,272		$483,831

Gresham Long/Short Commodity Strategy

Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$139,225	Payable for variation margin on futures contracts*	$64,284
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(116,812)	Payable for variation margin on futures contracts*	(55,921)
Total			$22,413		$8,363
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Gresham Diversified Commodity Strategy	Commodity	Futures contracts	$(43,331,722)	$10,011,061
Gresham Long/Short Commodity Strategy	Commodity	Futures contracts	419,180	(169,622)

Financial Instrument Risk

The financial instruments used by the Funds are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Funds are traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Funds due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Funds entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with each Fund’s commitments to purchase commodities will be limited to the

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

gross or face amount of the contracts held. Each Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. A Fund may be exposed to credit risk from its investments in commodity futures contracts and options on commodity futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. Gresham Long/Short Commodity Strategy is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

Each Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Funds’ shares.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/16		Year Ended 9/30/15
Gresham Diversified Commodity Strategy	Shares	Amount	Shares	Amount
Shares sold:
Class A	514,792	$5,514,907	109,706	$1,523,633
Class C	13,704	155,037	8,047	103,397
Class I	6,228,159	69,317,130	21,901,288	316,802,236
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	6,756,655	74,987,074	22,019,041	318,429,266
Shares redeemed:
Class A	(56,928)	(623,975)	(83,953)	(1,185,976)
Class C	(11,691)	(122,120)	(13,527)	(191,239)
Class I	(17,664,776)	(185,610,551)	(6,471,860)	(85,368,699)
	(17,733,395)	(186,356,646)	(6,569,340)	(86,745,914)
Net increase (decrease)	(10,976,740)	$(111,369,572)	15,449,701	$231,683,352

	Six Months Ended 3/31/16		Year Ended 9/30/15
Gresham Long/Short Commodity Strategy	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,671	$223,092	15,660	$280,194
Class C	1,168	20,470	810	15,000
Class I	15,540	275,735	34,182	625,313
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	2,352	42,250
Class C	—	—	26	465
Class I	—	—	8,316	149,684
	29,379	519,297	61,346	1,112,906

44	Nuveen Investments

	Six Months Ended 3/31/16		Year Ended 9/30/15
Gresham Long/Short Commodity Strategy	Shares	Amount	Shares	Amount
Shares redeemed:
Class A	(3,984)	$(68,444)	(57,606)	$(1,030,821)
Class C	(1,455)	(24,895)	(285)	(4,929)
Class I	(16,106)	(283,783)	(28,149)	(484,306)
	(21,545)	(377,122)	(86,040)	(1,520,056)
Net increase (decrease)	7,834	$142,175	(24,694)	$(407,150)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Purchases:
Investment securities	$—	$4,269,689
U.S. Government and agency obligations	—	1,396,676
Sales and maturities:
Investment securities	—	109,452
U.S. Government and agency obligations	—	—

6. Income Tax Information

Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

Each Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If a Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Each Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Funds have not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Funds will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiaries will be operated consistent with the statutory provision. To the extent that income from the CFC is not distributed by the CFC in the current year, such income will nonetheless be considered qualifying income as it meets the definition of other qualifying income defined in IRC Section 851(b). Any amount not distributed by the CFC in the current fiscal year will be distributed in the subsequent fiscal year. However, if a Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiaries do not make the distributions, or do not make the distributions in the year earned, the Funds will still be required to recognize the Subsidiaries’ income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Funds’ own taxable income. Net losses earned by the Subsidiaries may not be netted with income or gain earned within the Funds and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

As of March 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Cost of investments	$80,347,717	$6,851,885
Gross unrealized:
Appreciation	$51,615	$16,584
Depreciation	(2,942)	(5,373)
Net unrealized appreciation (depreciation) of investments	$48,672	$11,211

Permanent differences, primarily due to calculation of taxable income from the Subsidiaries, distribution reallocations and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of September 30, 2015, the Funds’ last tax year end, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Capital paid-in	$(6,226,118)	$(46,064)
Undistributed (Over-distribution of) net investment income	6,229,471	47,546
Accumulated net realized gain (loss)	(3,353)	(1,482)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2015, the Funds’ last tax year end, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Undistributed net ordinary income[1]	$—	$—
Undistributed net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended and September 30, 2015, was designated for purposes of the dividends paid deduction as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Distributions from net ordinary income[1]	$—	$396,604
Distributions from net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Post-October capital losses[2]	$—	$—
Late-year ordinary losses[3]	1,192,760	20,937
[2]	Capital losses incurred from November 1, 2014 through September 30, 2015, the Funds’ last tax year end.
[3]	Ordinary losses incurred from January 1, 2015 through September 30, 2015, and/or specified losses incurred from November 1, 2014 through September 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
For the first $125 million	0.8000%	1.0000%
For the next $125 million	0.7875	0.9875
For the next $250 million	0.7750	0.9750
For the next $500 million	0.7625	0.9625
For the next $1 billion	0.7500	0.9500
For net assets over $2 billion	0.7250	0.9250

46	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2016, the complex-level fee rate for each Fund was 0.1632%.

Gresham manages the Subsidiaries’ commodity investments on a discretionary basis, subject to the supervision of the Adviser. The Subsidiaries do not pay the Adviser or Gresham a management fee for their services. The Subsidiaries have also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. Each Fund, as the sole shareholder of its Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Funds.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Gresham Diversified Commodity Strategy	1.10%	January 31, 2017
Gresham Long/Short Commodity Strategy	1.50	January 31, 2017

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Sales charges collected	$712	$9,363
Paid to financial intermediaries	620	8,174

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Commission advances	$1,550	$44

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
12b-1 fees retained	$873	$228

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
CDSC retained	$—	$—

As of the end of the reporting period, Nuveen and Gresham, owned shares of the following Fund as follows:

Gresham Long/Short Commodity Strategy
Class A Shares	2,500
Class C Shares	2,500
Class I Shares	345,000

8. Basis for Consolidation and Subsidiary Information

Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd. were each incorporated as wholly-owned subsidiaries acting as investment vehicles of Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy, respectively, in order to effect certain investments for the Funds consistent with the Funds’ investment objectives and policies as specified in their prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiaries confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries.

Each Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. Each Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of the Subsidiaries, and certain financial information of the Subsidiaries recognized in the consolidated financial statements referred to above.

	Gresham Diversified Commodity Fund, Ltd.	Gresham Long/Short Commodity Fund, Ltd.

Date of Incorporation	April 10, 2012	April 10, 2012

Fund Net Assets
Gresham Diversified Commodity Strategy	$87,002,991	$—
Gresham Long/Short Commodity Strategy	—	6,997,358
Subsidiary % of Fund net assets	15.00%	15.00%

Consolidated Financial Statement Information
Total assets	$13,092,824	$1,061,087
Total liabilities	42,363	11,500
Net assets	13,050,461	1,049,587
Total investment income	10,189	246
Net investment income (loss)	(55,795)	(28,365)
Net realized gain (loss) from futures contracts	(43,331,722)	419,180
Change in net unrealized appreciation (depreciation) of futures contracts	10,011,061	(169,622)
Increase (decrease) in net assets	(22,637,458)	116,970

9. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

48	Nuveen Investments

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

Near Term Active division

67 Irving Place

New York, NY 10003

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	49

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclay BTOP50 Index: An index that seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that tracks the performance of U.S. government and corporate securities with one- to three-year maturities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Flat Position: Instead of shorting a futures contract when market signals dictate, the Fund will not have a futures contract position for that commodity, and will instead move that position to cash.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Long Position: A security a fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Short Position: A security a fund does not own, but has sold through the delivery of a borrowed security.

50	Nuveen Investments

Notes

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-GRESH-0316P        16363-INV-B-05/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 6, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 6, 2016